As filed with the Securities and Exchange Commission on May 1, 1997


                               Registration No. 33-84104
                                                811-4901


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                   POST-EFFECTIVE AMENDMENT NO. 3

                                TO
                             FORM S-6

           FOR REGISTRATION UNDER THE SECURITIES ACT
            OF 1933 OF SECURITIES OF UNIT INVESTMENT
                TRUSTS REGISTERED ON FORM N-8B-2

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   (Exact Name of Registrant)

             GENERAL AMERICAN LIFE INSURANCE COMPANY
                         (Name of Depositor)
                          700 Market Street
                         St. Louis, MO  63101
    (Complete Address of Depositor's Principal Executive Offices)



                      Christopher A. Martin, Esquire

                 General American Life Insurance Company
                          700 Market Street
                         St. Louis, MO  63101
            (Name and Address of Agent for Service of Process)

                                 Copy to:

                        Stephen E. Roth, Esquire
                      Sutherland, Asbill & Brennan
                      1275 Pennsylvania Ave., N.W.
                      Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)



          X     immediately upon filing pursuant to paragraph (b)
                on (   ) to paragraph (b)

                60 days after filing pursuant to paragraph (a)(i)
                on (   ) pursuant to paragraph (a)(1) of Rule 485
                this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The notice required by such Rule for the Registrant's most recent fiscal year was filed on February 28, 1997.

                RECONCILIATION AND TIE BETWEEN ITEMS
                  IN FORM N-8B-2 AND THE PROSPECTUS

  Item No. of
  Form N-8B-2            Caption in Prospectus
      1.            Cover Page
      2.            Cover Page
      3.            Not Applicable
      4.            Distribution of the Policies
      5.            The Company and the Separate Account
      6.            The Separate Account
      7.            Not Required
      8.            Not Required
      9.            Legal Proceedings
     10.            Summary; General American Capital
                     Company, Variable Insurance Products
                     Fund, Variable Insurance Products Fund
                     II, Van Eck Investment Trust; Charges
                     and Deductions; Policy Benefits; Policy
                     Rights; Voting Rights; General Matters
     11.            Summary; General American Capital
                     Company, Variable Insurance Products
                     Fund, Variable Insurance Products Fund
                     II, Van Eck Investment Trust
     12.            Summary; General American Capital
                     Company, Variable Insurance Products
                     Fund, Variable Insurance Products Fund
                     II, Van Eck Investment Trust
     13.            Summary; Charges and Deductions; General
                     American Capital Company, Variable
                     Insurance Products Fund, Variable
                     Insurance Products Fund II, Van Eck
                     Investment Trust
     14.            Summary; Payment and Allocation of
                     Premium
     15.            Payment and Allocation of Premium
     16.            Payment and Allocation of Premium;
                     General American Capital Company,
                     Variable Insurance Products Fund,
                     Variable Insurance Products Fund II,
                     Van Eck Investment Trust
     17.            Summary; Charges and Deductions; Policy
                     Rights; General American Capital
                     Company, Variable Insurance Products
                     Fund, Variable Insurance Products Fund
                     II, Van Eck Investment Trust
     18.            General American Capital Company,
                     Variable Insurance Products Fund,
                     Variable Insurance Products Fund II,
                     Van Eck Investment Trust; Payment and
                     Allocation of Premium


                                    -i-



     19.            General Matters; Voting Rights
     20.            Not Applicable
     21.            Policy Rights; General Matters
     22.            Not Applicable
     23.            Safekeeping of the Separate Account's
                     Assets
     24.            General Matters
     25.            The Company and the Separate Account
     26.            Not Applicable
     27.            The Company and the Separate Account
     28.            Management of the Company
     29.            The Company and the Separate Account
     30.            Not Applicable
     31.            Not Applicable
     32.            Not Applicable
     33.            Not Applicable
     34.            Not Applicable
     35.            The Company and the Separate Account
     36.            Not Required
     37.            Not Applicable
     38.            Summary; Distribution of the Policies
     39.            Summary; Distribution of the Policies
     40.            Not Applicable
     41.            The Company and the Separate Account;
                     Distribution of the Policies
     42.            Not Applicable
     43.            Not Applicable
     44.            Payment and Allocation of Premium
     45.            Not Applicable
     46.            Policy Rights
     47.            General American Capital Company,
                     Variable Insurance Products Fund,
                     Variable Insurance Products Fund II,
                     Van Eck Investment Trust
     48.            Not Applicable
     49.            Not Applicable
     50.            The Separate Account
     51.            Cover Page; Summary; Charges and
                     Deductions; Policy Rights; Policy
                     Benefits; Payment and Allocation of
                     Premium
     52.            General American Capital Company,
                     Variable Insurance Products Fund,
                     Variable Insurance Products Fund II,
                     Van Eck Investment Trust
     53.            Federal Tax Matters
     54.            Not Applicable
     55.            Not Applicable
     56.            Not Required
     57.            Not Required
     58.            Not Required
     59.            Not Required

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                ISSUED BY
                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           700 Market Street
                       St. Louis, Missouri 63101
                            (314) 231-1700

         This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.
         The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.
         After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in certain contracts, to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

         Divisions of the Separate Account invest in corresponding Funds from one of four open-end, diversified management investment companies: (1)
General American Capital Company, (2) Variable Insurance Products Fund, (3) Variable Insurance Products Fund II, and (4) Van Eck Worldwide Insurance
Trust. Funds offered from General American Capital Company include the S & P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. Funds offered from Variable Insurance Products Fund include the High Income Portfolio, the Equity-Income Portfolio, the Growth Portfolio, and the Overseas Portfolio. The Fund offered from Variable Insurance Products Fund II is the Asset Manager Portfolio. The Fund offered from Van Eck Worldwide Insurance Trust is the Worldwide Hard Assets Fund.

         A full description of the Funds, including the investment policies, restrictions, risks, and charges, is contained in the prospectus of each respective Fund.
         It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.
         This Prospectus Must Be Accompanied By Current Prospectuses for General American Capital Company,Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
        UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Please Read This Prospectus Carefully And Retain It For Future Reference.

            The Date of This Prospectus Is May 1, 1997.

            The Policy is not available in all states.

         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.



VUL100

                          TABLE OF CONTENTS

DEFINITIONS                                                             1
SUMMARY                                                                 2
THE COMPANY AND THE SEPARATE ACCOUNT                                    7
      The Company
      The Separate Account
      General American Capital Company
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
      Addition, Deletion, or Substitution of Investments
POLICY BENEFITS                                                        10
      Death Benefit
      Cash Value
POLICY RIGHTS                                                          15
      Loans
      Surrender and Partial Withdrawals
      Transfers
      Dollar Cost Averaging
      Right to Examine Policy
      Conversion Privilege
PAYMENT AND ALLOCATION OF PREMIUMS                                     21
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
CHARGES AND DEDUCTIONS                                                 24
      Premium Tax Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
DIVIDENDS                                                              31
THE GENERAL ACCOUNT                                                    32
      General Description
      The Policy
      General Account Benefits
      General Account Cash Value
      Transfers, Surrenders, Partial Withdrawals, and Policy Loans
GENERAL MATTERS                                                        34
      Postponement of Payments from the Separate Account
      The Contract
      Control of Policy
      Beneficiary
      Change of Owner or Beneficiary
      Policy Changes
      Conformity with Statutes
      Claims of Creditors
      Incontestability
      Assignment
      Suicide
      Misstatement of Age or Sex and Corrections
      Additional Insurance Benefits
      Records and Reports
DISTRIBUTION OF THE POLICIES                                           37

VUL100



FEDERAL TAX MATTERS                                                    38
      Introduction
      Tax Status of the Policy
UNISEX REQUIREMENTS UNDER MONTANA LAW                                  41
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                           41
VOTING RIGHTS                                                          41
STATE REGULATION OF THE COMPANY                                        42
MANAGEMENT OF THE COMPANY                                              43
LEGAL MATTERS                                                          46
LEGAL PROCEEDINGS                                                      46
EXPERTS                                                                46
ADDITIONAL INFORMATION                                                 46
FINANCIAL STATEMENTS                                                   46
APPENDIX A                                                            A-1
      Illustrations of Death Benefits and Cash Values
APPENDIX B                                                            B-1


VUL100

                         DEFINITIONS

         Attained Age--The Issue Age of the Insured plus the number of completed Policy Year..


         Beneficiary--The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and in this prospectux.

         Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, in the Loan
Account, and in certain contracts, the General Account.

         Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

         Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

         Effective Date--The date as of which insurance coverage begins under a policy.

         Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

         Fund--A separate investment portfolio of either General American
Capital Company,   Variable Insurance Products Fund, Variable Insurance
Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

         General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

         Home Office--The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

         Indebtedness--The sum of all unpaid Policy Loans and accrued interest on loans.

         Initial Premium--The minimum initial premium required to be paid for the Policy to become effective.

         Insured--The person whose life is insured under the Policy.

         Investment Start Date--The date the Initial Premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the Initial Premium is received at General American's Home Office.

         Issue Age--The Insured's age at his or her nearest birthday as of the date the Policy is issued.

         Issue Date-- The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

         Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

         Loan Subaccount--A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

VUL100                              1

         Monthly Anniversary--The same date in each succeeding month as the Issue Date, except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

         Net Premium--The premium less the premium tax charges (consisting of a state premium tax charge and a charge to cover Federal income tax costs attributable to premiums).

         Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

         Policy--The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

         Policy Anniversary--The same date each year as the Issue Date.

         Policy Month--A month beginning on the Monthly Anniversary.

         Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

         Portfolio--see Fund.

         SEC--The United States Securities and Exchange Commission.

         Separate Account--General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

         Target Premium--The amount of premiums paid that is used to determine the amount of the Contingent Deferred Sales Charge.

         Valuation Date--Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business on the day after Thanksgiving.

         Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                   SUMMARY

         The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

         The Policy. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike Traditional insurance policies, there is no fixed schedule for premium payments. Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

         The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments.

VUL100                              2

However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

         A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement).

         The Separate Account. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account.) An Owner may change future allocations of Net Premiums at any time.

         The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

         Until the end of the "Right to Examine Policy" period (see Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value.)

         To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

         Subject to certain restrictions, an Owner may transfer Cash Value among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights--Transfers.)

         Charges and Deductions. A premium tax charge will be deducted from each premium payment prior to allocation. The premium tax charge consists of a charge to cover state premium taxes and a charge to cover the Company's Federal income tax costs attributable to the amount of premiums received. The charge to cover state premium taxes is 2.10%, and the charge to cover the Company's Federal income tax costs attributable to the amount of premiums received is 1.25%. The amount of these charges is subject to increase under certain circumstances. (See Charges and Deductions--Premium Tax Charges.)

         A Contingent Deferred Sales Charge to compensate for sales expenses may be assessed against the Cash Value under a Policy upon a surrender, a partial withdrawal, a lapse, or a decrease in Face Amount.

         For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a Contingent Deferred Sales Charge ("CDSC") upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, lapse, or decrease in Face Amount), the amount of premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued or the Face Amount was increased, as applicable.

         A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend


VUL100                              3
upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class.

         The CDSC will equal the CDSC grading percentage multiplied by the sum of (1) and (2) where:

         (1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

         (2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

         With regard to a Face Amount increase:

         (1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

         (2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

         The CDSC grading percentages and the Excess Premium Surrender Charge Factors are described elsewhere in this Prospectus. The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. In addition, the CDSC is limited to amounts less than the foregoing during the first two Policy Years or the first two Policy Years following an increase in Face Amount, as applicable. (See Policy Rights--Surrender and Partial Withdrawals, Policy Benefits--Death Benefit, and Charges and Deductions--Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges.)

         On each Monthly Anniversary, the Cash Value will be reduced by the monthly deduction consisting of:

         (1) a monthly administrative charge of $13.00 ($156.00 per year) during the first twelve Policy Months, and $6.00 per month ($72.00 per year) thereafter, to compensate the Company for the continuing administrative costs of the Policy;

         (2) a Selection and Issue Expense Charge of $.16 per Policy Month for each $1,000 of Face Amount in the first Policy Year and $.01 per Policy Month for each $1000 of Face Amount in subsequent Policy Years (see Charges and Deductions--Monthly Deduction);

         (3) a monthly charge for the cost of insurance (see Charges and Deductions--Monthly Deduction); and

         (4) a charge for the cost of any additional benefits provided by rider. A daily charge of .002455% (an effective annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions--Separate Account Charges.)

         The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

         The operating expenses of the Separate Account are paid by General American. Investment advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges.

         Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such


VUL100                              4
charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value, Policy Rights--Surrender and Partial Withdrawals, and The General Account.)


         Premiums. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an Initial Premium equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule would provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Payment and Allocation of Premiums.)

         A Policy will lapse only when the Cash Surrender Value is insufficient to pay the monthly deduction (See Charges and Deductions--Monthly Deduction) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums--Policy Lapse and
Reinstatement.)

         Death Benefit. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under the Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death (see Dividends) and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to settlement options available at the time of death. (See Policy Benefits--Death Benefit.)

         The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option and Change In Face Amount and Additional Coverage from Riders.)

         Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, a children's life insurance rider, an additional insured family term rider, a guaranteed option to increase the Face Amount rider, an accidental death benefit rider, a guaranteed survivor purchase option rider, a supplemental coverage term rider, and an increasing benefit rider. (See General Matters--Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions--Monthly Deduction.)

         Cash Value. The Cash Value of the policy equal to the total of the Policy's Cash Value in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits--Cash Value.) There is no minimum guaranteed Cash Value.

         Policy Loans. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, and less monthly deductions to the next Policy Anniversary. Loan interest is payable on each Policy Anniversary, and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon the exercise of a settlement option, or upon surrender.


VUL100                              5

         A Policy Loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated from the Division(s) of the Separate Account, a portion of the Policy's Cash Value in the Division(s) of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is In force. (See Policy Rights--Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

         Surrender and Partial Withdrawals. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any unpaid dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. A surrender or a partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

         Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application is signed, or within 10 days after the Company mails a notice of this cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy, except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights--Right to Examine Policy.)

         Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-19 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

         Tax Consequences of the Policy. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters.)

         A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

         If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters.)


VUL100                              6

         Dividends. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as a dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends.)

         This Prospectus describes only those aspects of the Policies that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policies relating to the General Account, see The General Account.

                   THE COMPANY AND THE SEPARATE ACCOUNT

The Company


         General American Life Insurance Company ("General American" or "the Company") is a mutual life insurance company originally incorporated as a stock company under the laws of Missouri in 1933, and which began operations as a mutual company in 1936. General American is principally engaged in writing individual and group life and health insurance policies and annuity contracts. As of December 31, 19964, it had consolidated assets of more than $19.2 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in 10 Canadian provinces. The principal offices of General American are at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


The Separate Account

         General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

         The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.


         The Separate Account currently is divided into eighteen Divisions. The Divisions available under the Policy invest in corresponding Funds from one of four open-end, diversified management investment companies: (1) General American Capital Company, (2) Variable Insurance Products Fund, (3) Variable Insurance Products Fund II, and (4) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.


         Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

General American Capital Company


         General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently


VUL100                              7
available as investment choices for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment advisor is Conning Asset Management Company ("the Advisor"), an indirect subsidiary of General American Holding Company which, in turn, is wholly-owned by General American. The Advisor selects investments for the Funds.


The investment objectives and policies of each Fund are summarized below:

              S & P 500 Index Fund: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Composite Stock Price Index ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return.

              Money Market Fund: The investment objective of this Fund is to provide the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments.

              Bond Index Fund: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

              Effective October 1, 1992, a change in the objectives and investment policies took place relative to what was previously offered as the Intermediate Bond Fund. That change was approved by the shareholders of the Fund at the General American Capital Company annual shareholder meeting on July 22, 1992. All historical financial information contained within this Prospectus and in the accompanying financial statements relating to the Intermediate Bond Fund report on its operations under its objectives. The successor to the Intermediate Bond Fund is the Bond Index Fund.

              Because the investment objectives of the Bond Index Fund differ from those of the Intermediate Bond Fund, the historical financial data of the Intermediate Bond Fund should not be viewed as historical financial data of the Bond Index Fund.

              Managed Equity Fund: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

              Asset Allocation Fund: The investment objective of this Fund is a high rate of long-term total return, composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund may be invested in common stocks, in bonds, in money market instruments, or in a combination thereof consistent with guidelines established from time to time by Capital Company's Board of Directors.


              International Index Fund: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks included in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

              Mid-Cap Equity Fund: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

              Small-Cap Equity Fund: The investment objective of this fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").


VUL100                              8

Variable Insurance Products Fund

         Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts, is the Fund's Manager.

         The investment objective and policies of each Fund are summarized below:

              High Income Portfolio: The investment objective of this Fund is to seek a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering
         growth of capital.   Lower-rated securities, commonly referred to as
         "junk bonds", involve greater risk of default or price change than securities assigned a higher quality rating.

              Equity-Income Portfolio: The investment objective of this Fund is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, FMR also will consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

              Growth Portfolio: The investment objective of this Fund is to seek capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

              Overseas Portfolio: The investment objective of this Fund is to seek long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

Variable Insurance Products Fund II

         Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP
II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

         The investment objective and policies of the Fund are summarized below:

              Asset Manager Portfolio: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

Van Eck Worldwide Insurance Trust

         Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on
January 7, 1987.   Only the Fund described in this section of the
Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Global Corporation of New York, New York.

         The investment objectives and policies of the Fund are summarized below:

              Worldwide Hard Assets Fund: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration,


VUL100                              9
         development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals,
         (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together "Hard Assets"). Current income is not an objective.

         There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of FMR, the Board of Trustees of Van Eck, the Board of Directors of Capital Company, the respective advisors of each Fund, and the Company and any other insurance companies participating in VIP, VIP II, Van Eck, and Capital Company are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for VIP, VIP II, Van Eck, and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

Addition, Deletion, or Substitution of Investments

         The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, VIP, VIP II, or Van Eck, or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

         The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund or of Capital Company, VIP, VIP II, or Van Eck, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

         In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement, and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

         If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                             POLICY BENEFITS

Death Benefit

         As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.


VUL100                              10

         The Policy provides three Death benefit options: "Death Benefit Option A", "Death Benefit Option B", and "Death Benefit Option C". The death benefit under all options will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

         Death Benefit Option A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A, the death benefit will remain level at the Face Amount unless the Applicable Percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

         Death Benefit Option B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

                                   APPLICABLE PERCENTAGE OF CASH VALUE TABLE<F*>
                               INSURED AGE                   PERCENTAGE OF CASH VALUE
                                 0 to 40                               250%
                                   45                                  215%
                                   50                                  185%
                                   55                                  150%
                                   60                                  130%
                                   65                                  120%
                                   70                                  115%
                                  75-90                                105%
                              94 and older                             101%

<F*>For ages that are not shown on the table, the applicable percentage multiples will decrease by a ratable portion for each full year.

         Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C, the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)


VUL100                              11

                         DEATH BENEFIT OPTION C SAMPLE ATTAINED AGE FACTOR TABLE<F*>
INSURED                         MALE                  MALE              FEMALE LIVES FACTOR         FEMALE LIVES FACTOR
ATTAINED                    LIVES FACTOR          LIVES FACTOR                NONSMOKER                   SMOKER
  AGE                        NONSMOKER              SMOKER
  20                          7.04625               5.70592                    8.03974                    7.06035
  25                          6.05114               4.92067                    6.81914                    5.98942
  30                          5.14023               4.19324                    5.77002                    5.07111
  35                          4.34146               3.55672                    4.87119                    4.29400
  40                          3.66645               3.02488                    4.11828                    3.64676
  45                          3.10793               2.59310                    3.49830                    3.12711
  50                          2.64629               2.24502                    2.98426                    2.70185
  55                          2.26818               1.96426                    2.55836                    2.34994
  60                          1.96389               1.74181                    2.20532                    2.05662
  65                          1.72123               1.56496                    1.91023                    1.80744
  70                          1.53188               1.42835                    1.67283                    1.60606
  75                          1.38673               1.32212                    1.48109                    1.44005
  80                          1.28057               1.24518                    1.33746                    1.31577
  85                          1.20158               1.18661                    1.23110                    1.22199
  90                          1.14546               1.14189                    1.15634                    1.15435
  95                          1.08918               1.08918                    1.09058                    1.09058

<F*>   In the first year, the factor may be slightly higher and may vary by risk class.

         Change In Death Benefit Option. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters).

         A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A nor Death Benefit Option B for the entire lifetime of the Policy. Similarly, a Policy issued under either Death Benefit Option A or Death Benefit Option B may not change to Death Benefit Option C for the lifetime of the Policy.

         Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

         A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction--Cost of Insurance.)

         Change in Face Amount and Additional Coverage From Riders. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a change in the Face Amount.
A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge.
(See Monthly Deduction--Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters.)

VUL100                              12

         For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000. Although an increase need not be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions--Monthly Deduction.) An increase in Face Amount will result in certain additional charges. (See Charges and Deductions--Monthly Deduction.) For the Owner's rights upon an increase in Face Amount, see Policy Rights--Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

         An Owner also may increase insurance coverage without increasing the Policy's Face Amount by purchasing a lower cost Supplemental Coverage Term Rider ("SCTR") at the time the Policy is issued. A SCTR increases the death benefit under a Policy by the face amount of the rider. In addition, a SCTR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse), and no additional Contingent Deferred Sales Charge is assessed in connection with a SCTR. (See Additional Insurance Benefits--Supplemental Coverage Term Rider.) Owners should consult their sales representative when deciding whether to purchase a SCTR at the time the Policy is issued.

        An Owner may increase a Policy's Face Amount (and the coverage under a SCTR, if one was purchased) on a systematic basis by purchasing an Increasing Benefit Rider ("IBR") at the time the Policy is issued. An IBR provides generally for automatic annual increases in Face Amount (and in any SCTR) until the Insured attains age 65. (See Additional Insurance Benefits--Increasing Benefit Rider.)

         Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000, and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements.

         Solely for the purpose of maintaining compliance with the maximum premium limitations under the Internal Revenue Code of 1986, as amended ("the Code"), insurance coverage provided by a SCTR will be treated as part of the Face Amount of a Policy. Decreases in Face Amount will be applied in the following order:

         (1) to any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to

         (2) any requested increases in Face Amount, starting with the most recent increase, followed by the next most recent increase successively; then to

         (3) any automatic increases to the initial Face Amount resulting from the IBR; then to

         (4)  the initial Face Amount.

         This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction--Cost of Insurance), and whether and in what amount a surrender charge will be deducted. If the decrease in Face Amount is made against a Policy that was subject to a surrender charge and which has been in force for less than fifteen Policy Years, then a surrender charge will be assessed against all Divisions and the General Account proportionately. (See Charges and Deductions--Contingent Deferred Sales Charge.)

         Owners may reduce or cancel coverage under a SCTR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased without reducing the coverage of any SCTR. In the event, however, that an Owner who has a SCTR requests a reduction in coverage without specifying whether the SCTR

VUL100                              13
coverage or the Face Amount should be reduced, the SCTR coverage will be reduced first Followed by the Face Amount (in the order shown above for Face Amount reductions) as follows:

         (1) any automatic increases to the SCTR resulting from an IBR; then to

         (2)  any SCTR coverage.

         Because no CDSC is assessed in connection with a reduction of coverage under a SCTR, such a reduction may be less expensive than a decrease in Face Amount if that increment of Face Amount would be subject to a CDSC.
On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance that is higher than the same amount of coverage under the SCTR. Owners should consult their sales representative before deciding whether to reduce Face Amount or SCTR coverage under a Policy.

         Payment of the Death Benefit. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters--Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4.0%. Provisions for settlement of the death benefit other than a lump sum payment may only be made upon written agreement with the Company.

Cash Value

         The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights--Surrender, and Partial Withdrawals.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Value in each Division. There is no guaranteed minimum Cash Value.

         Determination of Cash Value. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

         (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined on the next page) for the current Valuation Period; plus

         (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

         (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

         (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

         (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus


VUL100                              14

         (6) Any amounts transferred from the Division to the General Account or to another Division during the current Valuation Period (including any transfer charges); minus

         (7) Any amount transferred from the Division to the Loan Account during that Valuation Period; minus

         (8) Any partial withdrawals from the Division during the current Valuation Period; minus

         (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or decrease in face amount; minus

         (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions.)

         Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

         (1) The value of the assets at the end of the preceding Valuation Period; plus

         (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

         (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

         (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

         (5) A charge equal to .002455% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.90% for mortality and expense risks; divided by

         (6)  The value of the assets at the end of the preceding Valuation
Period.

                                POLICY RIGHTS

Loans

         Loan Privileges. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

         The Loan Value is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less anticipated monthly deductions to the next loan interest due date, less any outstanding Indebtedness, and less any surrender charges. If required by state law, the Policy's Loan Value may be a greater percentage of the Cash Value as described in the Policy.

        Policy Loan interest is payable on each Policy Anniversary. The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.)


VUL100                              15

         When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions to or from the General Account.

         Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). In Policy Years one through ten, Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4.0% ("the guaranteed earnings rate") or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently, we accrue interest at a discretionary earnings rate which is .85% less than the borrowing rate we charge for Policy
Loan interest.   The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The .85% Loan Spread mentioned above is currently in effect and is not guaranteed.

         Beginning in the eleventh Policy Year, we guarantee that the Loan Spread will not exceed .50% ("the guaranteed loan spread"). Beginning in the eleventh Policy Year and thereafter, the Loan Spread will be the lesser of (a) the guaranteed loan spread or (b) a current loan spread determined by us ("the discretionary loan spread"). The Company may change the discretionary loan
spread at any time in its sole discretion.   Currently the discretionary loan
spread beginning in the eleventh Policy Year is .25%, but this discretionary loan spread is not guaranteed.

         Interest earned On the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest earned will also be allocated, as appropriate: (1) when a new Policy Loan is made;
(2) when a Policy Loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

         Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate is provided below.

         General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

         Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy, minus the Cash Value in the Loan Account.

         We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the Policy Year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

         (1) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

VUL100                              16

         (2)  Five Percent (5.0%).

The Published Monthly Average means:

         (1) Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

         (2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

         If the Maximum Limit for a Policy Year, as determined in this manner, is at least .50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate up to the Maximum Limit. If the Maximum Limit for a Policy Year is at least
 .50% lower than the borrowing rate determined by General American for the previous Policy Year, General American will reduce the borrowing rate to no more than the Maximum Limit. Therefore, the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous borrowing rate by at least .50%.

         Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy and may permanently affect the amount of the death benefit. The Collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value of the Policy may be higher.

         In addition, if the Indebtedness (See Definitions -- Indebtedness) exceeds the Cash Value minus the surrender charges on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Policy Lapse and Reinstatement -- Lapse.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date the Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated, subject to certain limitations. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

         Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or surrender.

         Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

Surrender and Partial Withdrawals

         At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or partial withdrawal will ordinarily be paid within seven days of receipt of the written request. (See General Matters--Postponement of Payments from the Separate Account.)

         Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value, plus any unpaid dividends determined prior to surrender (See Dividends.) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the

VUL100                              17
date of surrender, less any outstanding Indebtedness, and less any surrender charges (See Charges and Deductions--Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. The Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

         Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

         The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of (a) $500 from a Division of the Separate Account or (b) the Policy's Cash Value in a Division. (See Charges and Deductions--Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value in that Division, net of any applicable surrender charges. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or (b) the previous Policy Year's maximum amount.

         The Owner may allocate the amount withdrawn plus any applicable surrender charges, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

         Generally, any surrender charges imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion as the partial withdrawal is allocated. An Owner may request, however, that a surrender charge applicable to an amount withdrawn from a Division be paid from an Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

         The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charges resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charges exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

         The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

         If the Face Amount of a Policy has been increased or if a SCTR has been purchased, then a partial withdrawal which reduces the Face Amount will usually affect the way in which the cost of insurance charge is calculated, as different increments of Face Amount and coverage under a SCTR will often have different cost of insurance rates (See Monthly Deduction--Cost of Insurance.) Partial withdrawals will be applied, in the following order, to reduce:

         (1) the initial Face Amount (subject to the Policy's minimum Face Amount); then to

         (2) any automatic increases to the initial Face Amount resulting from an IBR; then to

VUL100                              18

         (3) any requested increases in Face Amount starting with the oldest and proceeding to the next oldest, successively; then to

         (4) any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to

         (5)  any SCTR coverage; then to

         (6)  any automatic increases to the SCTR resulting from the IBR.

         The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

         Charges on Surrender, Partial Withdrawals, and Decreases. If a Policy is surrendered, the CDSC will apply. (See Charges and Deductions--Contingent Deferred Sales Charge.) A decrease in Face Amount may result in a charge. A decrease in Face Amount may decrease some or all of the initial Face Amount as well as any increases in Face Amount. As noted above, a partial withdrawal may cause a decrease in Face Amount and thus may result in a charge. The amount of the charge assessed because of a decrease in Face Amount is a portion of the charge that would be deducted upon surrender or lapse. The portion is based on the relationship between the decrease in Face Amount and the initial Face Amount. Charges are described in more detail under Charges and Deductions--Contingent Deferred Sales Charge.

Transfers

         Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and, for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account -- Transfers, Surrenders, Partial Withdrawals, and Policy Loans and The General Account -- General Description.) Requests for transfers from or among Divisions of the Separate Account may be in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

         All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans or exercise of the conversion privilege will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

         Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program, the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

         Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

Dollar Cost Averaging

         The Owner may direct the Company to automatically transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize Dollar Cost Averaging ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market.


VUL100                              19

         The following rules and restrictions apply to DCA transfers:

         (1)  The minimum DCA transfer amount is $100.

         (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

         (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

         (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

         (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

         (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

         (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

         (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -- Loans and Policy Rights -- Conversion Privilege.)

         (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Right to Examine Policy).

         No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Right to Examine Policy

         The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application was signed, or within 10 days of the Company's mailing a notice of the cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid. Except for Policies sold in Kansas, the refund will equal all premiums paid under the Policy. (For Policies sold in Kansas, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

         To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See General Matters--Postponement of Payments from the Separate Account.)


VUL100                              20

         A request for an increase in Face Amount (See Policy Benefits--Death Benefit) may also be canceled. The request for cancellation must be made within the latest of 20 days from the date the Owner receives the new Policy specifications page for the increase, 45 days after the application for the increase is signed, or 10 days of mailing the notice of the cancellation right.

Conversion Privilege

         During the first 24 Policy Months following the issuance of the Policy, the Owner may convert any Policy still in force to a guaranteed benefit life insurance policy by instructing the Company to transfer the Policy's Cash Value in the Separate Account to the General Account and to allocate all subsequent Net Premiums to the General Account. A similar conversion privilege is available during the first 24 Policy Months following a requested increase in Face Amount. Upon exercise of this privilege, the Cash Value in the Separate Account attributable to the increase will be transferred to the General Account, and all subsequent Net Premiums attributable to the increase will be allocated to the General Account.

         Transfers made pursuant to this conversion privilege will not affect the death benefit, Face Amount, net amount at risk, rate class, or Issue Age
under a Policy.    No charge will be imposed on any transfers resulting from
the exercise of this conversion privilege, and such transfers will not count against the limitation on the amount and frequency of transfer requests allowed in each Policy Month or Policy Year. (See Transfers.) Any limitation on allocations to the General Account in effect at the time of an Owner's exercise of such conversion privilege will not apply. (See The General Account.)

         Notwithstanding an exercise of the conversion privilege during the first 24 Policy Months following an increase in Face Amount, circumstances in effect following the conversion could subject Cash Value in the General Account to substantial investment risk. For example, if Cash Value in the Separate Account is high relative to Cash Value in the General Account, poor investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments could result in a greater likelihood of lapse. If the Divisions of the Separate Account perform poorly and Cash Value is not available in the Separate Account to pay monthly deductions, Cash Value in the General Account could be wholly depleted, and the Policy could lapse. Because circumstances can alter the expected outcome of an exercise of the conversion privilege following an increase in Face Amount, Owners should consult their sales representative or other competent advisor before deciding whether to exercise the conversion privilege following an increase in Face Amount.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

         Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules, and General American reserves the right to reject an application for any reason.

         The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the Initial Premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

Premiums


         The Initial Premium is due on the Issue Date and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the Initial Premium for a Policy be at least equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. The Initial Annual Premium is the amount specified for each Policy based on the requested initial Face Amount and the

VUL100                              21
charges under the Policy, which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Charges and Deductions.)

         Following the Initial Premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

         An Owner may make unscheduled premium payments at any time in any amount or may skip planned premium payments, subject to the minimum and maximum premium limitations described below.

         If a Policy is in the intended Owner's possession, but the Initial Premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

         Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in the Owner's annual report. If the Company receives a premium payment which would cause the Death Benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

         In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the Company reserves the right to impose other restrictions upon the aggregate amount of premium that may be paid under the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed by the current maximum premium limitations.

         In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

Allocation of Net Premiums and Cash Value

         Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account). For Policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

         The allocation for future Net Premiums may be changed without charge at any time by providing notice in writing to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future Net Premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.


VUL100                              22

        During the period from the Issue Date to the end of the Right to Examine Policy period, Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of the Capital Company. (See Right to Examine Policy). When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions
received subsequent to receipt of the application.   Net Premiums received
after the Right To Examine Policy period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

         The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights--Transfers.)

         The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions, and the Owner bears the entire investment risk. This will affect the Policy's Cash Value and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

Policy Lapse and Reinstatement

         Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the Initial Premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

         The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner that Cash Surrender Value is insufficient to cover the monthly deduction at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid to keep the Policy in force. The amount of the premium required to keep the Policy in force Will be the amount required to cover the outstanding monthly deductions and premium tax charges. (See Charges and Deductions--Monthly Deduction.) If the Company does not receive the required amount during the grace period, the Policy will lapse and terminate without Cash Value.
         If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

         Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse. Reinstatement is subject to the following conditions:

         (1) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

         (2) Payment of a premium that, after the deduction of premium tax charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

         (3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

         (4)  The Policy cannot be reinstated if it has been surrendered.

         The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loans paid at the time of reinstatement, and the amount of any surrender charges paid at the time of lapse to the extent of the Face Amount reinstated. The

VUL100                              23

Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

         The effective date of reinstatement is the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions--Monthly Deduction.)

         The surrender charges In effect at the time of reinstatement will equal the surrender charges in effect at the time of lapse. If only a portion of the total Face Amount is reinstated, then only the applicable portion of the surrender charges will be reinstated. If only a portion of the total Face Amount is reinstated, the Cash Value immediately following reinstatement will be increased by the applicable portion of the surrender charges imposed at the time of lapse.

                               CHARGES AND DEDUCTIONS

         Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring expenses in distributing the Policy, and assuming certain risks in connection with the Policy.

Premium Tax Charges

         Prior to allocation of Net Premiums, premium payments will be reduced by premium tax charges consisting of a charge for state premium taxes and a charge for Federal income tax costs. The premium payment, less the premium tax charge, equals the Net Premium.

         Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75 to 3.50%. A deduction of 2.10% of the premium is made from each premium payment for these taxes. Some jurisdictions may not impose premium taxes, while others may impose premium taxes that are more or less than the 2.10% deducted under the Policy. Accordingly, the 2.10% deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The deduction represents the average amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof. If the average premium tax increases in the future, the deduction for premium taxes will increase accordingly.

         Federal Income Tax Costs Attributable to Premium Payments. A 1.25% deduction is taken from each premium payment to cover the Company's Federal income tax costs attributable to the amount of premium received. The Company has concluded that this deduction is reasonable in relation to the Company's increased Federal tax burden as a result of Section 848 of the Internal Revenue Code.

Monthly Deduction

         Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that the Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

         Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge for each Policy. This charge is $13 per month during the first twelve Policy Months and $6.00 per month thereafter.

VUL100                              24

These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

         The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

         Selection and Issue Expense Charge. An additional administrative charge will be deducted from Cash Value as part of the monthly deduction. The charge will compensate the Company for issuance, underwriting, processing, and start-up expenses. These expenses include the cost of processing applications, conducting medical examinations, and determining insurability and the Insured's rate class. The charge will also compensate the Company for on-going administrative costs. In the first Policy Year, the charge is $.16 per month multiplied by the Face Amount (and by the face amount of any SCTR) divided by 1,000, and in all Policy Years thereafter, the charge is $.01 per month multiplied by the Face Amount (and by the Face Amount of any SCTR) divided by 1,000. The Company does not anticipate that it will make any profit on the Selection and Issue Expense Charge. The Selection and Issue Expense Charge is guaranteed not to increase while the Policy is in force.

         The Selection and Issue Expense Charge is similarly imposed with respect to an increase in Face Amount. In the first Policy Year following a requested increase or an increase which results from the exercise of the Guaranteed Option to Increase the Face Amount Rider, the charge is $.16 per month multiplied by the Face Amount of the increase divided by 1,000, and in all Policy Years thereafter (and when the increase results from an IBR), the charge is $.01 per month multiplied by the Face Amount of the increase divided
by 1,000.   If there is a decrease in Face Amount, the charge will no longer be taken to the extent of the decrease. The Selection and Issue Expense Charge is not imposed in connection with a change from Death Benefit Option B to Death Benefit Option A unless such change occurs simultaneously with a separately requested increase in Face Amount.

         Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate(s) by the net amount at risk (see Monthly Deduction -- Cost of Insurance) for each Policy Month.

         The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, rate class, and sex (except for Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, Excluding any rider, that required proof of insurability.
The cost of insurance is determined in a similar manner for coverage under a SCTR and any increase in coverage under such a rider. The current cost of insurance rate for coverage under a SCTR is generally less than that for the Face Amount under a Policy. The guaranteed maximum cost of insurance rates for a SCTR, however, are the same as for the Face Amount under the Policy.

         The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and, should it become available in the future, to guaranteed issue underwriting.

         Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance

VUL100                              25
rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG and 1980 CSO Table NG), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

         In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories:
smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Policies issued with simplified underwriting or guaranteed issue, if it should become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting.

         The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in Face Amount or a SCTR is in effect, a net amount at risk will be calculated separately for the initial Face Amount, for each increase in Face Amount, and for the SCTR. If Death Benefit Option A or Death Benefit Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount or for coverage under a SCTR is applied to the net amount at risk for that Face Amount.

         Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters--Additional Insurance Benefits.)


Contingent Deferred Sales Charge ("CDSC")

         For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a CDSC upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, partial withdrawal, lapse, or decrease in Face Amount), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years elapsed since the Policy was issued or the Face Amount was increased, as applicable.

         A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. For example, after an increase in Face Amount, the Company will assess the CDSC applicable to the increase on a surrender, lapse, or decrease of that increase in Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class. The table below shows the duration of the CDSC:


                   CONTINGENT DEFERRED SALES CHARGE PERIOD (DURATION IN YEARS)
INSURED'S                      MALE              MALE            FEMALE            FEMALE
  AGE                        NONSMOKER          SMOKER          NONSMOKER          SMOKER
    0-50                        15                15                15                15
   51                           14                14                14                14
   52                           13                13                13                13
   53                           12                12                12                12
   54                           11                11                11                11
   55-79                        10                11                10                10
   80                           10                 6                10                10


VUL100                              26

         Calculation of Charge. The CDSC will equal the CDSC grading percentage multiplied by the sum of (1) and (2) where:

         (1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

         (2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

With regard to a Face Amount increase:

         (1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

         (2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

         The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. The Target Premium for the Policies is somewhat less than the guideline annual premium as defined in Rule 6e-3 (T)
(c) (8) (hereinafter, a "GAP").

                                CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES
                                                  Male Nonsmoker
                                                  --------------
End of Policy                  Ages           Age            Age            Age            Age           Ages
    Year                      0 - 50           51             52             53             54          55 - 80
      1                      100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
      2                      100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
      3                      100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
      4                      100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
      5                      100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
      6                       90.00%         88.89%         87.50%         85.71%         83.33%         80.00%
      7                       80.00%         77.78%         75.00%         71.43%         66.67%         60.00%
      8                       70.00%         66.67%         62.50%         57.14%         50.00%         40.00%
      9                       60.00%         55.56%         50.00%         42.86%         33.33%         20.00%
     10                       50.00%         44.44%         37.50%         28.57%         16.67%          0.00%
     11                       40.00%         33.33%         25.00%         14.29%          0.00%          0.00%
     12                       30.00%         22.22%         12.50%          0.00%          0.00%          0.00%
     13                       20.00%         11.11%          0.00%          0.00%          0.00%          0.00%
     14                       10.00%          0.00%          0.00%          0.00%          0.00%          0.00%
     15+                       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%


VUL100                              27

                                    CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES
                                                      Male Smoker
                                                      -----------

End of
Policy                   Ages            Age            Age            Age            Ages           Ages          Age
 Year                   0 - 50            51             52             53           54-59          60-79           80
   1                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%       100.00%
   2                    100.00%        100.00%        100.00%        100.00%        100.00%         90.00%        80.00%
   3                    100.00%        100.00%        100.00%        100.00%        100.00%         80.00%        60.00%
   4                    100.00%        100.00%        100.00%        100.00%        100.00%         70.00%        40.00%
   5                    100.00%        100.00%        100.00%        100.00%        100.00%         60.00%        20.00%
   6                     90.00%         88.89%         87.50%         85.71%         83.33%         50.00%         0.00%
   7                     80.00%         77.78%         75.00%         71.43%         66.67%         40.00%         0.00%
   8                     70.00%         66.67%         62.50%         57.14%         50.00%         30.00%         0.00%
   9                     60.00%         55.56%         50.00%         42.86%         33.33%         20.00%         0.00%
  10                     50.00%         44.44%         37.50%         28.57%         16.67%         10.00%         0.00%
  11                     40.00%         33.33%         25.00%         14.29%          0.00%          0.00%         0.00%
  12                     30.00%         22.22%         12.50%          0.00%          0.00%          0.00%         0.00%
  13                     20.00%         11.11%          0.00%          0.00%          0.00%          0.00%         0.00%
  14                     10.00%          0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
  15+                     0.00%          0.00%          0.00%          0.00%          0.00%          0.00%         0.00%

                                    CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES
                                                      Female Nonsmoker
                                                      ----------------
End of
Policy                   Ages            Age            Age            Age            Age           Ages
 Year                   0 - 50            51             52             53             54          55 - 80
   1                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   2                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   3                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   4                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   5                    100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   6                     90.00%         88.89%         87.50%         85.71%         83.33%         80.00%
   7                     80.00%         77.78%         75.00%         71.43%         66.67%         60.00%
   8                     70.00%         66.67%         62.50%         57.14%         50.00%         40.00%
   9                     60.00%         55.56%         50.00%         42.86%         33.33%         20.00%
  10                     50.00%         44.44%         37.50%         28.57%         16.67%          0.00%
  11                     40.00%         33.33%         25.00%         14.29%          0.00%          0.00%
  12                     30.00%         22.22%         12.50%          0.00%          0.00%          0.00%
  13                     20.00%         11.11%          0.00%          0.00%          0.00%          0.00%
  14                     10.00%          0.00%          0.00%          0.00%          0.00%          0.00%
  15+                     0.00%          0.00%          0.00%          0.00%          0.00%          0.00%


VUL100                              28

                               CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES
                                                  Female Smoker
                                                  -------------
End of
Policy                      Ages            Age            Age            Age            Age           Ages
 Year                      0 - 50            51             52             53             54          55 - 80
   1                       100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   2                       100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   3                       100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   4                       100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   5                       100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
   6                        90.00%         88.89%         87.50%         85.71%         83.33%         80.00%
   7                        80.00%         77.78%         75.00%         71.43%         66.67%         60.00%
   8                        70.00%         66.67%         62.50%         57.14%         50.00%         40.00%
   9                        60.00%         55.56%         50.00%         42.86%         33.33%         20.00%
  10                        50.00%         44.44%         37.50%         28.57%         16.67%          0.00%
  11                        40.00%         33.33%         25.00%         14.29%          0.00%          0.00%
  12                        30.00%         22.22%         12.50%          0.00%          0.00%          0.00%
  13                        20.00%         11.11%          0.00%          0.00%          0.00%          0.00%
  14                        10.00%          0.00%          0.00%          0.00%          0.00%          0.00%
  15+                        0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

                                   EXCESS PREMIUM SURRENDER CHARGE FACTORS

                                          Male           Male         Female         Female
                  Issue Age            Nonsmoker       Smoker        Nonsmoker       Smoker
               44 or younger             7.60%          7.60%          7.60%          7.60%
                   45-49                 7.60%          7.40%          7.60%          7.60%
                   50-54                 7.60%          7.20%          7.60%          7.60%
                   55-59                 7.50%          7.00%          7.50%          7.50%
                   60-64                 7.00%          7.00%          7.00%          7.00%
                     65                  5.75%          5.75%          5.75%          5.75%
                     66                  5.44%          5.75%          5.75%          5.75%
                     67                  5.13%          5.75%          5.75%          5.75%
                     68                  4.82%          5.75%          5.75%          5.75%
                     69                  4.51%          5.13%          5.75%          5.13%
                     70                  4.20%          4.50%          4.50%          4.50%
                     71                  3.81%          4.20%          4.50%          4.15%
                     72                  3.42%          3.90%          4.50%          3.80%
                     73                  3.03%          3.60%          4.00%          3.45%
                     74                  2.45%          3.30%          3.50%          3.10%
                     75                  2.25%          3.00%          3.00%          2.75%
                     76                  1.80%          2.40%          2.60%          2.30%
                     77                  1.35%          1.80%          2.20%          1.85%
                     78                  0.90%          1.20%          1.80%          1.40%
                     79                  0.45%          0.60%          1.40%          0.95%
                     80                  0.00%          0.00%          1.00%          0.50%

         Notwithstanding the foregoing, the CDSC for the initial Face Amount during the first two Policy Years will not exceed 30% of the first GAP paid under the Policy, 10% of the second GAP paid, and 9% of premium payments


VUL100                              29
made in excess of two GAP's. Likewise, the CDSC for any increase in Face Amount during the first two Policy Years following the increase will not exceed 30% of the first GAP attributable to the increase, 10% of the second GAP attributable to the increase, and 9% of premium payments attributable to the increase in excess of two GAP's.

         The CDSC compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

         The Target Premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase), sex
(except under any Policies sold in Montana, see Unisex Requirements Under Montana Law), and smoking risk class. The Target Premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount. The Target Premium for the initial Face Amount or a requested increase in Face Amount is determined by multiplying (a) the applicable factor per $1,000 of Face Amount from Appendix B (using the Insured's Attained Age on the Issue Date or on the effective date of an increase), by (b) the initial Face Amount or the Face Amount of the increase, and dividing the result by 1,000.

         Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of "premiums attributable to the increase." In general, "premiums attributable to the increase" will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are taken, plus a proportionate share of premium payments actually made on or after the effective date of the increase. This means that, in effect, in calculating the amount of the Contingent Deferred Sales Charge a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated.
The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the Target Premium for the requested increase to the sum of the Target Premiums for the total Face Amount in effect under the Policy, including the Target Premium for the requested Appendix B for a table of Target Premium Factors.

         Charge Assessed Upon Decreases. Assuming there has been no prior requested increase in Face Amount, the amount of the Contingent Deferred
Sales Charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount on the Issue Date of the Policy and multiplying the result by the charge.

         If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which, in turn, will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See Policy Benefits--Death Benefit--Change in Face Amount and Additional Coverage from Riders, and Policy Rights--Surrender and
Partial Withdrawals.) The charge deducted will equal the proportionate amount of the Contingent Deferred Sales Charge for each portion of the Face Amount being decreased, based on the relationship of the decrease to the applicable portions of the Face Amount.

         Reduction of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Contingent Deferred Sales Charge, Selection and Issue Expense Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

         Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the Initial Premium payment or payments; from the amount of projected premium payments; or from lower Target Premiums when the death benefit under a Policy has been increased by the amount of the coverage provided by a SCTR. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

Separate Account Charges


VUL100                              30

         Mortality and Expense Risk Charge. General American will deduct a daily charge from the Separate Account at the rate of .002455% of the average net assets of each Division of the Separate Account, which equals an effective annual rate of .90% of those net assets. This deduction is guaranteed not to increase while the Policy is in effect. General American may realize a profit from this charge.

         The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

         Fund Expenses. The value of the net assets of the Separate
Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses incurred by the Capital Company, VIP, VIP II, and Van Eck.

          No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                                 DIVIDENDS

         The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's Cash Value, the Company expects little or no divisible surplus to be credited to a policy; no dividends have been credited in the past.

         Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen
(See below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

         Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

         Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age, and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby authorizing the distribution of the annual dividend.

         An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the the dividend under Dividend Option B until such time as the Owner requests in writing a different option.


VUL100                              31

         Dividend Option A: Cash. The amount of the dividend will be paid in cash.

         Dividend Option B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of Net Premium.

                               THE GENERAL ACCOUNT

         Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

         The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts.
Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

         At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account ("the maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4.0%, compounded annually, independent of the actual investment experience of the General Account.

         The Loan Account is part of the General Account.

The Policy

         This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

         If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B, or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.


VUL100                              32

General Account Cash Value

         Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.0% per year and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

         General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated interest at the rate of 4.0% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, surrender charges, or transfers to the Separate Account.

Transfers, Surrenders, Partial Withdrawals, and Policy Loans

         After the first Policy Year and prior to the death of the Insured, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

         Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

         Policy Loans may also be made from the Policy's Cash Value in the General Account.

         Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

         No transfer charge currently is imposed on transfers to and from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of the applicable surrender charges.

         Transfers, surrenders, and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain restrictions, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment.


VUL100                              33

                                GENERAL MATTERS

Postponement of Payments from the Separate Account

         The Company usually pays amounts payable on partial withdrawal, surrender, or Policy Loans allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount Payable from the Divisions of the Separate Account upon surrender, partial withdrawals, death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC, by order, permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

         Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the check has cleared the bank upon which it is drawn.

The Contract

         The Policy, the attached application, any riders, endorsements, any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

         The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as
rights provided by the Policy, prior to the death of the Insured.   Any person
ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.


Beneficiary

         The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

         The Policy permits the designation of various types of trust as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries. For more details about the use of trusts and specialized types of beneficiaries, refer to the Policy.

Change of Owner or Beneficiary

         The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime, subject to any restriction stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If

VUL100                              34
acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at The Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

Policy Changes

         The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year, and no change may be made during the first Policy Year. For this purpose, changes include the death benefit option. No change will be permitted that would result in this policy not satisfying the definition of life insurance under the Internal Revenue code of 1986 or any applicable successor provision thereto.

Conformity with Statutes

         If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it is determined that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to requirements of the Internal Revenue Code, or its regulations or published rulings.


Claims of Creditors

         To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

Incontestability

         The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount and an addition of a rider after the Issue Date are incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

         The Company will be bound by an assignment of a Policy if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

Suicide

         Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and any outstanding Indebtedness. Subject to certain limitations, if the Insured dies by suicide, while sane or insane, within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.


VUL100                              35

         If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of an increase in Face Amount, unless the Insured intended suicide when the Policy or the increase in Face Amount was applied for.

Misstatement of Age or Sex and Corrections

         If the age or sex (except under any Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the benefit will be equitably adjusted on the basis of the correct facts.

         Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

Additional Insurance Benefits

         Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Many, but not all, of these additional insurance benefits require additional charges. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions--Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

         Waiver of Monthly Deduction Rider. Provides for the waiver of the monthly deduction while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

         Waiver of Specified Premium Rider. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

         Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider.
 Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death: resulted directly from accidental bodily injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred on or after the Policy Anniversary nearest the Insured's age 0 and before age 70.

         Children's Life Insurance Rider. Provides for term life insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, insurance on the life of any insured child will continue without further premium payments.

         Guaranteed Option to Increase the Face Amount Rider. Provides that the Owner can purchase additional insurance under an existing Policy at certain future dates without evidence of insurability.

         Additional Insured Family Term Rider. Provides for term life insurance on an Additional Insured. An Additional Insured must be an immediate family member (spouse or child) of the Insured. A rider is issued for each additional family member individually. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the Additional Insured.

         Increasing Benefit Rider. Provides generally for annual increases in Face Amount under the Policy and coverages under any SCTR until the Insured attains age 65. Increases may be either a fixed percentage or indexed to a cost of living.


VUL100                              36

         Supplemental Coverage Term Rider. Provides additional insurance coverage on a basis different from that under the Policy. Coverage under a SCTR generally has a lower cost of insurance, but has no Cash Value associated with it.

         Guaranteed Survivor Purchase Option Rider. Provides that the Beneficiary upon death of the Insured may purchase an option policy on a
"designated life."   The designated life is named in the rider section of the
application for this Policy and may not be changed.   No evidence of
insurability is required for the option policy.

Records and Reports

         The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for the Capital Company, VIP, VIP II, and Van Eck, and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders, and reinstatements will be confirmed promptly following each transaction.

         An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                    DISTRIBUTION OF THE POLICIES

         The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policies, or of broker-dealers who have entered
into written sales agreements with Walnut Street.    Walnut Street was
incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.


         As principal underwriter for the Policies, Walnut Street received $2,845,785 in commission income on total premium payments of $10,980,806 in 1996. Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.


         Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions can equal up to 45% of the Target Premium and either 2.0% or 2.5% of the excess first year premium, depending on the sales contract. In renewal years, the agent commissions equal 2.0%, 2.5% or 3.0% of premium paid. For all years after the first, a commission of .34% of the average monthly non-loaned Cash Value for each Policy Year is first-year commissions may be earned during years 2 through 10 if an agent is covered by a contract under which the lower percent of premium commissions is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled
Reduction of Charges. General Agents receive compensation which may be based in part on the level of agent commissions in their agencies.


         The General Agent commission schedules and rules differ for different types of agency contracts.


                            FEDERAL TAX MATTERS

Introduction

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are

VUL100                              37
currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

Tax Status of the Policy

         Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury ("the Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

         With respect to a Policy issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

         If it is subsequently determined that a Policy does not satisfy
Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Capital Company, VIP, VIP II, or Van Eck, it has entered into agreements which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.


         The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

         The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

VUL100                              38

         1. Tax Treatment of Policy Benefits. In general, the Company believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

         Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a change of Owner, an assignment, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.


         A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


         Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         2. Modified Endowment Contracts. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

         In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change, and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.


         Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

         Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes that the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be

VUL100                              39
deducted from the Policy's Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Accounts.

         Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

         3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

         4. Distributions From Policies Not Classified as Modified Endowment Contract. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal ) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

         Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

         If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.


         5. Policy Loan Interest. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

         6. Investment in the Policy. Investment in the Policy means (a) the aggregate amount of any premiums or other consideration paid for a Policy, minus (b) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (c) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

         7. Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

VUL100                              40

         8. Possible Charge for Taxes. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                    UNISEX REQUIREMENTS UNDER MONTANA LAW

         The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

         The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of the applicable fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                               VOTING RIGHTS

         Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Funds in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

         The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

         The Company will vote the shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which it owns and which are not attributable to Policies in the same proportion.

         Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

         Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

VUL100                              41

                          STATE REGULATION OF THE COMPANY

         The Company, a mutual life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

         In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.



VUL100                              42

                                       MANAGEMENT OF THE COMPANY
                                                              PRINCIPAL OCCUPATION (S)
    NAME                                                     DURING PAST FIVE YEARS<F*>
    ----                                                     --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------
Richard A. Liddy                          Chairman, President and CEO, 1/95-present; Chairman of the Executive
                                          Committee, 5/92-present.  Formerly President and CEO, 5/92-1/95; President and Chief Opera ting Officer, 5/88-5/92.

Robert J. Banstetter, Sr.                 Vice President, General Counsel and Secretary, 2/91-present.  Formerly Vice
                                          President and General Counsel, 1/83-2/91.

John W. Barber                            Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux                       Vice President-Sales and Marketing, 10/96-present.  Formerly Vice
                                          President-Group Field Accounts, 4/87-10/96.

E. Thomas Hughes                          Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice
                                          President-Group Pensions, 3/90-10/94

Michael P. Ingrassia                      Vice President-Group Executive Accounts, 3/92-present.  Formerly Vice
                                          President-Group Operations,  5/84-2/92.

George T. Lacy                            Vice President-Group Field Sales, 6/83-present.

Barbara L. Snyder                         Vice President-Product Division, 4/95-present.  Formerly Vice President and
                                          Chief Actuary, American Bankers Insurance Company, Miami, FL.

Warren J. Winer                           Executive Vice President-Group Life and Health, 8/95-present.  Formerly
                                          Managing Director, William M. Mercer, Inc., 7/93-8/95; President and Chief
                                          Operating Officer, W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski                      Executive Vice President-Individual Insurance, 10/91-present.  Formerly Vice
                                          President-Life Product Management, 5/86-10/91.

A. Greig Woodring                         President and Chief Executive Officer, Reinsurance Group of America,
                                          12/92-present.  Executive Vice President-Reinsurance, 3/90-present.

<F*>     All positions listed are with General American unless otherwise indicated.
<F**>    The principal business address of Messrs. Banstetter, Hughes, and
         Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Lacy, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.


VUL100                              43



             NAME                                        PRINCIPAL OCCUPATIONS (S)
             ----                                        DURING PAST FIVE YEARS<F*>
DIRECTORS                                                --------------------------
---------
August A. Busch III                       Chairman of the Board and President, Anheuser-Busch Companies, Inc., (beer
Anheuser-Busch Companies, Inc.            business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                      Retired Chairman and Chief Executive Officer, Union Electric Company (electric
Union Electric Company                    utility business). Prior to 1993, Chairman and Chief Executive Officer.
P.O. Box 149
St. Louis, Missouri 63166

John C. Danforth                          Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                         Past President, Edison Brothers Stores, Inc. (retail specialty stores).
Edison Brothers Stores, Inc.
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                          Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                         Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                              (motivation, travel, communications, training and marketing research
1375 North Highway Drive                  business).
Fenton, Missouri 63099

Craig D. Schnuck                          Chairman and Chief Executive Officer, Schnuck Markets, Inc. (retail
Schnuck Markets, Inc.                     supermarket chain).  Prior to 1991, President and Chief Executive Officer
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                        Chairman, Chief Executive Officer and President, Ralston Purina Company (pet
Ralston Purina Company                    food, batteries, and bread business);
Checkerboard Square
St. Louis, Missouri 63164

Andrew C. Taylor                          Chief Executive Officer and President, Enterprise Rent-A-Car (car
Enterprise Rent-A-Car                     rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105

H. Edwin Trusheim                         Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

VUL100                              44



Robert L. Virgil                          Principal, Edward Jones (investments).  Prior to 1993, Dean, the John M. Olin
Edward Jones                              School of Business, Washington University (business education)
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.                  Senior Vice President, Public Policy, Monsanto Company (chemicals diversified
Monsanto Company                          industry, pharmaceuticals, life science products, and food ingredients
800 North Lindbergh President,            business). Prior to 1993, Vice Public Policy.
St. Louis, Missouri  63167

Ted C. Wetterau                           President, Wetterau Associates, L.L.C.  Retired Chairman and Chief Executive
Wetterau Associates, L.L.C.               Officer, Wetterau Incorporated  (retail and wholesale grocery, manufacturing
7700 Bonhomme, Suite 750                  business).
St. Louis, Missouri  63105

<F*>       All positions listed are with General American unless otherwise indicated.


VUL100                              45

                                   LEGAL MATTERS

         All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                                 LEGAL PROCEEDINGS

         There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                     EXPERTS

         The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.


         The report of KPMG Peat Marwick LLP covering the December 31, 1996 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

         Actuarial matters included in this Prospectus have been examined by Alan J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                          ADDITIONAL INFORMATION

         A registration statement has been filed with the SEC, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                          FINANCIAL STATEMENTS

         The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.




VUL100                              46

                       INDEPENDENT AUDITORS' REPORT


The Board of Directors and Contractholders
General American Life Insurance Company:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The investments owned as of December 31, 1996 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, and the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP


St. Louis, Missouri
February 14, 1997

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996

                                              S & P 500        MONEY           BOND          MANAGED          ASSET
                                                INDEX          MARKET          INDEX         EQUITY         ALLOCATION
                                          FUND DIVISION<F*> FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                          ----------------- -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $14,490,435     $ 8,200,563    $ 6,766,875    $ 2,790,019     $ 8,056,468
                                             -----------     -----------    -----------    -----------     -----------

     Total assets                             14,490,435       8,200,563      6,766,875      2,790,019       8,056,468
                                             -----------     -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               7,303          38,137          3,293         20,163          21,792
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 5,316,476     $   940,245    $ 1,397,307    $ 2,130,543     $ 6,811,743
  Individual Variable General Select Plus
   cash value invested in Separate Account     7,147,078       5,740,881      5,061,218        413,080         901,156
  Individual Variable Universal Life-100
   cash value invested in Separate Account     2,019,578       1,481,300        305,057        226,233         321,777
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total units held - VUL-95                        195,587          58,805         71,443         91,667         274,368
Total units held - VGSP                          407,634         494,355        422,341         25,596          61,197
Total units held - VUL-100                       122,221         134,892         25,326         14,277          21,970

VUL-95 Net unit value                        $     27.18     $     15.99    $     19.56    $     23.24     $     24.83
VGSP Net unit value                          $     17.53     $     11.61    $     11.98    $     16.14     $     14.73
VUL-100 Net unit value                       $     16.52     $     10.98    $     12.05    $     15.85     $     14.65

Cost of investments                          $12,508,220     $ 8,457,415    $ 7,001,534    $ 2,673,250     $ 7,398,734


<F*> This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                                                                                                            (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996
                                            INTERNATIONAL     SPECIAL
                                               EQUITY         EQUITY      EQUITY-INCOME     GROWTH         OVERSEAS
                                            FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                            -------------  -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $ 6,792,249    $ 4,089,552    $         0    $         0     $         0
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):                      0              0     10,317,272     13,347,649       5,440,850
  Receivable from General American
   Life Insurance Company                              0              0         35,536         22,963           5,080
                                             -----------    -----------    -----------    -----------     -----------

     Total assets                              6,792,249      4,089,552     10,352,808     13,370,612       5,445,930
                                             -----------    -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               2,851          4,375              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 2,554,237    $ 2,878,175    $ 5,046,288    $ 6,456,539     $ 3,171,627
  Individual Variable General Select Plus
   cash value invested in Separate Account       604,901        748,827      2,820,807      3,877,999       1,603,303
  Individual Variable Universal Life-100
   cash value invested in Separate Account       488,644        458,175      2,485,713      3,036,074         671,000
  General American Life Insurance
   Company seed money                          3,141,616              0              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total units held - VUL-95                        164,557        185,140        287,907        367,037         202,771
Total units held - VGSP                           45,125         48,209        160,791        233,747         114,696
Total units held - VUL-100                        42,748         32,239        163,860        198,998          55,007
Total units held - Seed Money                    200,000              0              0              0               0

VUL-95 Net unit value                        $     15.52    $     15.55    $     17.53    $     17.59     $     15.64
VGSP Net unit value                          $     13.41    $     15.53    $     17.54    $     16.59     $     13.98
VUL-100 Net unit value                       $     11.43    $     14.21    $     15.17    $     15.26     $     12.20

Cost of investments                          $ 6,523,918    $ 4,065,431    $ 8,788,329    $11,308,224     $ 4,801,413


See accompanying notes to the financial statements.                                                         (continued)

                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 STATEMENTS OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1996

                                               ASSET                  HIGH                GOLD & NATURAL
                                              MANAGER                INCOME               RESOURCES FUND
                                           FUND DIVISION          FUND DIVISION              DIVISION
                                           -------------          -------------           --------------
Assets:
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):            $       0             $ 1,190,177               $       0
  Investments in Variable Insurance
   Products Fund II, at market value
   (see Schedule of Investments):              276,901                       0                       0
  Investments in Van Eck Worldwide
   Insurance Trust at market value
   (see Schedule of Investments):                    0                       0                 186,275
  Receivable from General American
   Life Insurance Company                            0                     854                      44
                                             ---------             -----------               ---------

     Total assets                              276,901               1,191,031                 186,319
                                             ---------             -----------               ---------

Liabilities:
  Payable to General American Life
   Insurance Company                               437                       0                       0
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total net assets represented by:
  Individual Variable Universal Life
   cash value invested in Separate Account   $  17,461             $   260,284               $  68,992
  Individual Variable General Select Plus
   cash value invested in Separate Account      51,077                 448,378                  48,169
  Individual Variable Universal Life-100
   cash value invested in Separate Account     207,926                 482,369                  69,158
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total units held - VUL-95                        1,443                  21,331                   5,927
Total units held - VGSP                          4,211                  36,657                   4,130
Total units held - VUL-100                      17,193                  39,563                   5,945

VUL-95 Net unit value                        $   12.10             $     12.09               $   11.64
VGSP Net unit value                          $   12.13             $     12.23               $   11.66
VUL-100 Net unit value                       $   12.09             $     12.19               $   11.63

Cost of investments                          $ 257,108             $ 1,133,115               $ 182,929

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95          $  (38,288)    (31,973)    (25,046)     (8,690)    (13,058)    (14,631)
  Mortality and expense charges - VGSP               (16,887)     (3,459)     (1,323)    (21,323)     (8,747)     (2,628)
  Mortality and expense charges - VUL-100             (9,712)       (233)          0     (10,113)     (1,350)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   435,253     128,459     113,854     363,544     231,929      64,413
  Realized gain on sales                             244,401     339,252      62,974      14,173      65,400      14,509
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 679,654     467,711     176,828     377,717     297,329      78,922
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              851,246     (10,068)    133,360    (158,740)    (31,189)    (40,988)
  Unrealized gain (loss) on investments,
    end of period                                  1,982,215     851,246     (10,068)   (256,852)   (158,740)    (31,189)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments     1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain on investments                      1,810,623   1,329,025      33,400     279,605     169,778      88,721
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase in net assets resulting
  from operations                                 $1,745,736  $1,293,360  $    7,031  $  239,479  $  146,623  $   71,462
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.
<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                         MANAGED EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (11,376)    (18,478)    (19,171)    (16,463)    (16,717)    (16,186)
  Mortality and expense charges - VGSP               (10,234)       (153)        (19)     (1,751)       (208)        (43)
  Mortality and expense charges - VUL-100             (1,802)        (24)          0      (1,080)        (40)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   496,106      70,070     253,405     292,621     193,544     309,279
  Realized gain (loss) on sales                      (15,797)    (31,850)        756      11,431      (1,087)     10,562
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 480,309      38,220     254,161     304,052     192,457     319,841
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                               19,005    (313,506)     32,498     (26,912)   (408,116)    (14,824)
  Unrealized gain (loss) on investments,
    end of period                                   (234,659)     19,005    (313,506)    116,769     (26,912)   (408,116)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (253,664)    332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 226,645     370,731     (91,843)    447,733     573,661     (73,451)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets
 resulting from operations                        $  203,233  $  352,076  $ (111,033) $  428,439  $  556,696  $  (89,680)
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (52,462)    (46,892)    (34,698)    (19,773)    (13,991)     (8,440)
  Mortality and expense charges - VGSP                (5,214)     (5,214)     (6,461)     (3,014)     (2,260)     (1,125)
  Mortality and expense charges - VUL-100             (1,078)        (10)          0      (2,475)        (66)          0
  Administrative expense charges - Seed Money              0           0           0     (25,684)    (23,784)    (23,655)
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   554,498     474,238     436,647     164,186     514,927     329,985
  Realized gain (loss) on sales                       36,291     131,272     (20,756)     43,830      41,508      71,523
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                590,789     605,510     415,891     208,016     556,435     401,508
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              197,823    (765,423)   (146,386)     40,286     198,307     400,379
  Unrealized gain (loss) on investments,
    end of period                                    657,734     197,823    (765,423)    268,331      40,286     198,307
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,050,700   1,568,756    (203,146)    436,061     398,414     199,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net
 assets resulting from operations                 $  991,946  $1,516,640  $ (244,305) $  385,115  $  358,313  $  166,216
                                                  ==========  ==========  ==========  ==========  ==========  ==========


<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income<F**>                            $   --      $   --      $   --      $    9,260  $   94,314  $   36,567

Expenses:
  Mortality and expense charges - VUL-95             (21,527)    (16,741)     (9,881)    (38,120)    (24,157)     (9,487)
  Mortality and expense charges - VGSP                (4,349)     (3,645)     (1,556)    (13,918)     (6,731)     (1,631)
  Mortality and expense charges - VUL-100             (2,084)        (72)          0     (10,210)       (378)          0
  Administrative expense charges - Seed Money         (5,213)    (11,191)     (9,556)          0           0           0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (33,173)    (31,649)    (20,993)    (62,248)    (31,266)    (11,118)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (33,173)    (31,649)    (20,993)    (52,988)     63,048      25,449
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   805,221     210,225      62,272     265,454     125,686      31,411
  Realized gain on sales                             417,832     121,217      16,038     130,118      67,467       8,414
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:              1,223,053     331,442      78,310     395,572     193,153      39,825
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                              464,281      75,550     165,807     868,207      17,485      12,226
  Unrealized gain on investments,
    end of period                                     24,121     464,281      75,550   1,528,943     868,207      17,485
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (440,160)    388,731     (90,257)    660,736     850,722       5,259
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 782,893     720,173     (11,947)  1,056,308     918,189      13,673
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets resulting
  from operations                                 $  749,720  $  688,524  $  (32,940) $1,003,320  $1,106,923  $   70,533
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                                GROWTH                             OVERSEAS
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income                                 $   21,639  $   21,771  $    6,373  $   41,332  $    8,707  $    3,448

Expenses:
  Mortality and expense charges - VUL-95             (51,026)    (34,577)    (13,498)    (24,616)    (17,340)     (8,858)
  Mortality and expense charges - VGSP               (19,582)    (11,893)     (4,366)     (8,371)     (5,232)     (1,870)
  Mortality and expense charges - VUL-100            (14,179)       (439)          0      (3,542)       (152)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (84,787)    (46,909)    (17,864)    (36,529)    (22,724)    (10,728)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (63,148)    (25,138)    (11,491)      4,803     (14,017)     (7,280)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   546,396           0      67,449      45,464       8,707           0
  Realized gain (loss) on sales                      254,460     176,048      (6,807)     42,658      19,162      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                800,856     176,048      60,642      88,122      27,869      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                            1,501,642      51,539      40,113     210,998     (36,045)     23,986
  Unrealized gain (loss) on investments,
    end of period                                  2,039,425   1,501,642      51,539     639,437     210,998     (36,045)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       537,783   1,450,103      11,426     428,439     247,043     (60,031)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,338,639   1,626,151       4,619     516,561     266,205     (31,595)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in
 net assets resulting from operations             $1,275,491  $1,601,013  $   60,577  $  521,364  $  260,895  $  (38,875)
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                              PERIOD ENDED DECEMBER 31, 1996, and 1995


                                                       ASSET MANAGER           HIGH INCOME        GOLD & NATURAL RESOURCES
                                                       FUND DIVISION           FUND DIVISION           FUND DIVISION
                                                     1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                                  ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
  Dividend income                                 $    2,632  $        0  $   28,732  $        0  $    1,298  $        32

Expenses:
  Mortality and expense charges - VUL-95                (126)         (3)     (1,639)       (122)       (389)          (3)
  Mortality and expense charges - VGSP                  (193)        (20)     (1,456)        (55)       (214)           0
  Mortality and expense charges - VUL-100             (1,031)        (29)     (2,645)        (76)       (410)         (11)
                                                  ----------  ----------  ----------  ----------  ----------  -----------
    Total expenses                                    (1,350)        (52)     (5,740)       (253)     (1,013)         (14)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net investment income (loss)                           1,282         (52)     22,992        (253)        285           18
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net realized gain (loss) on investments:
  Realized gain from distributions                     2,171           0       5,621           0       1,273            0
  Realized gain (loss) on sales                        1,016          13        (202)      1,132       1,682           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

    Net realized gain (loss) on investments:           3,187          13       5,419       1,132       2,955           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                1,779           0       2,337           0         370            0
  Unrealized gain on investments,
    end of period                                     19,793       1,779      57,062       2,337       3,346          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

     Net unrealized gain on investments               18,014       1,779      54,725       2,337       2,976          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

      Net gain on investments                         21,201       1,792      60,144       3,469       5,931          365
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net increase in net assets resulting
  from operations                                 $   22,483  $    1,740  $   83,136  $    3,216  $    6,216  $       383
                                                  ==========  ==========  ==========  ==========  ==========  ===========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund began operations on July 19, May 24, and
August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                 -----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                 -----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                         $   (64,887) $  (35,665) $  (26,369) $  (40,126) $  (23,155) $  (17,259)
  Net realized gain on investments                   679,654     467,711     176,828     377,717     297,329      78,922
  Net unrealized gain (loss) on investments        1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Net increase in net assets
     resulting from operations                     1,745,736   1,293,360       7,031     239,479     146,623      71,462

  Net deposits into (withdrawals from)
    Separate Account                               8,067,322    (145,477)    571,671   3,557,381   2,340,021     177,261
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         9,813,058   1,147,883     578,702   3,796,860   2,486,644     248,723
  Net assets, beginning of period                  4,670,074   3,522,191   2,943,489   4,365,566   1,878,922   1,630,199
                                                 -----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                      $14,483,132  $4,670,074  $3,522,191  $8,162,426  $4,365,566  $1,878,922
                                                 ===========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                          MANAGED EQUITY
                                                             FUND DIVISION                        FUND DIVISION
                                                  -----------------------------------  ----------------------------------
                                                     1996         1995        1994        1996        1995        1994
                                                  ----------  -----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (23,412) $   (18,655) $  (19,190) $  (19,294) $  (16,965) $  (16,229)
  Net realized gain on investments                   480,309       38,220     254,161     304,052     192,457     319,841
  Net unrealized gain (loss) on investments         (253,664)     332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Net increase (decrease) in net assets
     resulting from operations                       203,233      352,076    (111,033)    428,439     556,696     (89,680)

  Net deposits into (withdrawals from)
    Separate Account                               5,128,242   (1,271,114)    143,229     436,005    (487,360)    (55,715)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net assets              5,331,475     (919,038)     32,196     864,444      69,336    (145,395)
  Net assets, beginning of period                  1,432,107    2,351,145   2,318,949   1,905,412   1,836,076   1,981,471
                                                  ----------  -----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $6,763,582  $ 1,432,107  $2,351,145  $2,769,856  $1,905,412  $1,836,076
                                                  ==========  ===========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994



                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (58,754) $  (52,116) $  (41,159) $  (50,946) $  (40,101) $  (33,220)
  Net realized gain on investments                   590,789     605,510     415,891     208,016     556,435     401,508
  Net unrealized gain (loss) on investments          459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets
   resulting from operations                         991,946   1,516,640    (244,305)    385,115     358,313     166,216

  Net deposits into (withdrawals from)
    Separate Account                               1,086,684    (709,124)    649,032   1,016,960     789,597     775,500
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         2,078,630     807,516     404,727   1,402,075   1,147,910     941,716
  Net assets, beginning of period                  5,956,046   5,148,530   4,743,803   5,387,323   4,239,413   3,297,697
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $8,034,676  $5,956,046  $5,148,530  $6,789,398  $5,387,323  $4,239,413
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  -----------------------------------
                                                     1996        1995        1994        1996         1995        1994
                                                  ----------  ----------  ----------  -----------  ----------  ----------

Operations:
  Net investment income (loss)                    $  (33,173) $  (31,649) $  (20,993) $   (52,988) $   63,048  $   25,449
  Net realized gain on investments                 1,223,053     331,442      78,310      395,572     193,153      39,825
  Net unrealized gain (loss) on investments         (440,160)    388,731     (90,257)     660,736     850,722       5,259
                                                  ----------  ----------  ----------  -----------  ----------  ----------

   Net increase (decrease) in net assets
    resulting from operations                        749,720     688,524     (32,940)   1,003,320   1,106,923      70,533

   Net deposits into (withdrawals from)
    Separate Account                                (860,933)    229,832   1,309,438    3,869,404   2,068,778   1,686,138
                                                  ----------  ----------  ----------  -----------  ----------  ----------

    Increase (decrease) in net assets               (111,213)    918,356   1,276,498    4,872,724   3,175,701   1,756,671
  Net assets, beginning of period                  4,196,390   3,278,034   2,001,536    5,480,084   2,304,383     547,712
                                                  ----------  ----------  ----------  -----------  ----------  ----------

  Net assets, end of period                       $4,085,177  $4,196,390  $3,278,034  $10,352,808  $5,480,084  $2,304,383
                                                  ==========  ==========  ==========  ===========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)


                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                 GROWTH                                  OVERSEAS
                                                              FUND DIVISION                            FUND DIVISION
                                                ---------------------------------------- -----------------------------------------
                                                     1996         1995          1994          1996          1995          1994
                                                ------------ ------------- ------------- ------------- ------------- -------------

Operations:
  Net investment income (loss)                 $    (63,148) $    (25,138) $    (11,491) $      4,803  $    (14,017) $     (7,280)
  Net realized gain on investments                  800,856       176,048        60,642        88,122        27,869        28,436
  Net unrealized gain (loss) on investments         537,783     1,450,103        11,426       428,439       247,043       (60,031)
                                               ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations                     1,275,491     1,601,013        60,577       521,364       260,895       (38,875)

  Net deposits into Separate Account              4,760,220     1,991,002     2,588,073     1,491,289     1,053,659     1,672,381
                                               ------------  ------------  ------------  ------------  ------------  ------------

    Increase in net assets                        6,035,711     3,592,015     2,648,650     2,012,653     1,314,554     1,633,506
  Net assets, beginning of period                 7,334,901     3,742,886     1,094,236     3,433,277     2,118,723       485,217
                                               ------------  ------------  ------------  ------------  ------------  ------------

  Net assets, end of period                    $ 13,370,612  $  7,334,901  $  3,742,886  $  5,445,930  $  3,433,277  $  2,118,723
                                               ============  ============  ============  ============  ============  ============


See accompanying notes to the financial statements.                                                           (continued)




                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                      PERIOD ENDED DECEMBER 31, 1996 AND 1995

                                                     ASSET MANAGER                HIGH INCOME          GOLD & NATURAL RESOURCES
                                                     FUND DIVISION               FUND DIVISION               FUND DIVISION
                                                ----------------------     ------------------------    -----------------------
                                                   1996       1995<F*>        1996        1995<F*>       1996         1995<F*>
                                                ---------    ---------     -----------   ----------    ---------     ---------

Operations:
  Net investment income (loss)                  $   1,282    $    (52)     $    22,992   $    (253)    $     285     $     18
  Net realized gain (loss) on investments           3,187          13            5,419       1,132         2,955           (5)
  Net unrealized gain on investments               18,014       1,779           54,725       2,337         2,976          370
                                                ---------    --------      -----------   ---------     ---------     --------
    Net increase in net assets
      resulting from operations                    22,483       1,740           83,136       3,216         6,216          383

  Net deposits into Separate Account              202,863      49,378          904,946     199,733       170,306        9,414
                                                ---------    --------      -----------   ---------     ---------     --------

    Increase in net assets                        225,346      51,118          988,082     202,949       176,522        9,797
  Net assets, beginning of period                  51,118           0          202,949           0         9,797            0
                                                ---------    --------      -----------   ---------     ---------     --------

  Net assets, end of period                     $ 276,464    $ 51,118      $ 1,191,031   $ 202,949     $ 186,319     $  9,797
                                                =========    ========      ===========   =========     =========     ========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            SCHEDULE OF INVESTMENTS
                                               DECEMBER 31, 1996
                                                                          No. of Shares          Market Value
                                                                        -----------------      ----------------
S & P 500 Index Fund <F**>
 General American Capital Company<F*>                                        488,464             $14,490,435

Money Market Fund
 General American Capital Company<F*>                                        475,589               8,200,563

Bond Index Fund
 General American Capital Company<F*>                                        318,998               6,766,875

Managed Equity Fund
 General American Capital Company<F*>                                        110,250               2,790,019

Asset Allocation Fund
 General American Capital Company<F*>                                        300,232               8,056,468

International Equity Fund
 General American Capital Company<F*>                                        418,579               6,792,249

Special Equity Fund
 General American Capital Company<F*>                                        249,107               4,089,552

Equity-Income Fund
 Variable Insurance Products Fund                                            490,598              10,317,272

Growth Fund
 Variable Insurance Products Fund                                            428,634              13,347,649

Overseas Fund
 Variable Insurance Products Fund                                            288,792               5,440,850

Asset Manager Fund
 Variable Insurance Products Fund II                                          16,356                 276,901

High Income Fund
 Variable Insurance Products Fund                                             95,062               1,190,177

Gold & Natural Resources Fund
 Van Eck Worldwide Insurance Trust                                            11,141                 186,275

<F*>These funds use consent dividending.  See Note 2C.
<F**>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers three products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), and Variable Universal Life (VUL-100) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into thirteen Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, and the Special Equity Fund Divisions. The funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income, Growth, Overseas, and the High Income Fund Divisions. The fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The fund of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, is the Gold and Natural Resources Fund. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.    Investments

      The Separate Accounts' investments in the thirteen Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.    Federal Income Taxes

      Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

C.    Distribution of Income and Realized Capital Gains

      General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. This adjustment has no impact on the net assets of the separate account.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

      The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust intend to pay out all of its net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

      Sales Charge:  A sales charge equal to 6% is deducted from each
      -------------
      VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

      Premium Taxes:  Various state and political subdivisions impose a tax
      --------------
      on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, and 2.10% of each VUL-100 premium is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy;
(c) the cost of insurance, and (d) the cost of optional benefits added by rider.

      Administrative Charge:  General American has responsibility for the
      ----------------------
      administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts.

      Insurance Underwriting and Acquisition Expense Charge:  An
      ------------------------------------------------------
      additional administrative charge is deducted from policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

      Cost of Insurance:  The cost of insurance is deducted on each
      ------------------
      monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies
      for each policy month.   The cost of insurance is determined
      separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

      Optional Rider Benefits Charge:  This monthly deduction includes
      -------------------------------
      charges for any additional benefits provided by rider.

      Contingent Deferred Sales Charge:  During the first ten policy
      ---------------------------------
      years for VUL-95 and VGSP, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

      Mortality and Expense Charge:  In addition to the above charges, a
      -----------------------------
      daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, and .002455% for VUL-100 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%, and .90% for VUL-95, VGSP, and VUL-100 respectively. VUL-95, VGSP, and VUL-100 mortality and expense charges for 1996 were $315,392, $106,506, and $60,361, respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES AND MANAGER CHANGES

Effective January 1, 1997, the names, investment objectives and portfolio managers of the underlying General American Capital Company International Equity Fund and the Special Equity Fund changed. In addition, the portfolio manager of the underlying General American Capital Company Managed Equity Fund changed effective March 1, 1997.

The International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company and the management fee for the fund is .50% on the first $10 million in assets, .40% on the balance over $10 million and less than $20 million and .30% on any balance in excess of $20 million.

The Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations". "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of the Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

On March 1, 1997, the Managed Equity Fund will be managed by Conning Asset Management Company. The management fee will be reduced to .40% on the first $10 million in assets, .30% on the balance over $10 million and less than $30 million, and .25% on the balance in excess of $30 million.

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 5 - PURCHASES AND SALES OF SHARES

During the year ended December 31, 1996, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500       MONEY         BOND        MANAGED       ASSET       INTERNATIONAL    SPECIAL
                INDEX        MARKET         INDEX       EQUITY      ALLOCATION        EQUITY       EQUITY
                FUND          FUND          FUND         FUND          FUND            FUND         FUND
             ----------   -----------    ----------    --------     ----------    -------------   ----------
Purchases    $9,312,469   $20,770,171    $6,181,356    $969,926     $2,265,163    $   1,461,465   $1,931,306
             ==========   ===========    ==========    ========     ==========    =============   ==========
Sales        $  857,995   $16,799,059    $  546,453    $241,099     $  681,085    $     334,947   $2,027,557
             ==========   ===========    ==========    ========     ==========    =============   ==========


During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

           EQUITY-INCOME         GROWTH         OVERSEAS        HIGH INCOME
               FUND               FUND            FUND              FUND
           -------------      -----------      ----------       -----------
Purchases   $4,596,809        $6,161,366       $2,021,322        $1,088,473
            ==========        ==========       ==========        ==========
Sales       $  538,346        $  926,936       $  486,089        $  153,055
            ==========        ==========       ==========        ==========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                       ASSET MANAGER
                           FUND
                       -------------
Purchases                $ 247,326
                         =========
Sales                    $  39,382
                         =========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                         GOLD AND NATURAL
                          RESOURCES FUND
                         ----------------
Purchases                   $ 191,637
                            =========
Sales                       $  19,821
                            =========

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             S & P 500 INDEX                    MONEY MARKET
                                                              FUND DIVISION<F*>                 FUND DIVISION
                                                     -------------------------------  ----------------------------------

                                                       1996       1995         1994      1996         1995        1994
                                                     -------    --------     -------  ----------    --------    --------
Variable Universal Life-95:
 Deposits                                             56,960      78,391      78,329      52,946     206,798     326,065
 Withdrawals                                         (32,408)   (101,054)    (61,101)    (79,319)   (215,226)   (343,656)
 Outstanding units, beginning of period              171,035     193,698     176,470      85,178      93,606     111,197
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    195,587     171,035     193,698      58,805      85,178      93,606
                                                     =======    ========     =======  ==========    ========    ========

Variable General Select Plus:
 Deposits                                            376,931      30,100      27,980   1,489,642     344,162     226,931
 Withdrawals                                         (16,019)    (15,451)       (843) (1,173,354)   (215,211)   (184,184)
 Outstanding units, beginning of period               46,722      32,073       4,936     178,067      49,116       6,369
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    407,634      46,722      32,073     494,355     178,067      49,116
                                                     =======    ========     =======  ==========    ========    ========

Variable Univeral Life-100:<F**>
 Deposits                                            151,173      14,240                 729,350     214,797
 Withdrawals                                         (42,505)       (687)               (698,266)   (110,989)
 Outstanding units, beginning of period               13,553           0                 103,808           0
                                                     -------    --------              ----------    --------

 Outstanding units, end of period                    122,221      13,553                 134,892     103,808
                                                     =======    ========              ==========    ========

<F*> This fund was formerly known as the Equity Index Fund
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                               BOND INDEX                       MANAGED EQUITY
                                                              FUND DIVISION                     FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994       1996        1995        1994
                                                     -------    --------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             20,690      28,341      34,979      22,639      37,042      38,637
 Withdrawals                                         (19,502)   (102,229)    (26,804)    (23,620)    (68,803)    (43,454)
 Outstanding units, beginning of period               70,255     144,143     135,968      92,948     124,409     129,226
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                     71,443      70,255     144,143      91,667      92,648     124,409
                                                     =======    ========     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            422,790       5,765       1,257      20,875       5,835       1,260
 Withdrawals                                          (6,268)     (1,249)        (35)     (1,816)       (595)        (43)
 Outstanding units, beginning of period                5,819       1,303          81       6,537       1,297          80
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                    422,341       5,819       1,303      25,596       6,537       1,297
                                                     =======    ========     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             31,945       1,670                  15,297       1,823
 Withdrawals                                          (8,214)        (75)                 (2,675)       (168)
 Outstanding units, beginning of period                1,595           0                   1,655           0
                                                     -------    --------                 -------     -------

 Outstanding units, end of period                     25,326       1,595                  14,277       1,655
                                                     =======    ========                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                  (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,461      80,183     101,360      60,637      74,018      71,731
 Withdrawals                                         (33,247)    (98,461)    (49,338)    (32,650)    (28,390)    (31,331)
 Outstanding units, beginning of period              240,154     258,432     206,410     136,570      90,942      50,542
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    274,368     240,154     258,432     164,557     136,570      90,942
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             21,668      12,925      18,605      24,970      16,837      18,803
 Withdrawals                                         (18,560)    (31,947)    (43,756)    (12,229)     (6,722)       (730)
 Outstanding units, beginning of period               58,089      77,111     102,262      32,384      22,269       4,196
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     61,197      58,089      77,111      45,125      32,384      22,269
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             23,767       1,072                  46,973       4,468
 Withdrawals                                          (2,830)        (39)                 (7,916)       (777)
 Outstanding units, beginning of period                1,033           0                   3,691           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     21,970       1,033                  42,748       3,691
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0           0           0           0     200,000
 Withdrawals                                               0           0           0           0           0           0
 Outstanding units, beginning of period                    0           0           0     200,000     200,000           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0           0           0     200,000     200,000     200,000
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                              SPECIAL EQUITY                     EQUITY-INCOME
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,217      94,909     119,434     100,383     143,543     139,841
 Withdrawals                                         (50,100)    (88,190)    (31,453)    (61,252)    (48,670)    (28,685)
 Outstanding units, beginning of period              168,023     161,304      73,323     248,776     153,903      42,747
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    185,140     168,023     161,304     287,907     248,776     153,903
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             17,983      22,352      33,038      95,653      78,040      51,432
 Withdrawals                                         (16,026)    (12,685)     (1,030)    (24,220)    (34,513)    (13,273)
 Outstanding units, beginning of period               46,252      36,585       4,577      89,358      45,831       7,672
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     48,209      46,252      36,585     160,791      89,358      45,831
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             35,395       4,498                 167,806      20,481
 Withdrawals                                          (6,929)       (725)                (22,709)     (1,718)
 Outstanding units, beginning of period                3,773           0                  18,763           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     32,239       3,773                 163,860      18,763
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0     100,000           0           0           0
 Withdrawals                                         100,000           0           0           0           0           0
 Outstanding units, beginning of period              100,000     100,000           0           0           0           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0     100,000     100,000           0           0           0
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                                  GROWTH                            OVERSEAS
                                                              FUND DIVISION                      FUND DIVISION
                                                    --------------------------------     -------------------------------

                                                      1996         1995        1994        1996        1995        1994
                                                    --------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                            141,831     181,296     202,047      86,129      97,609     116,391
 Withdrawals                                        (101,041)    (80,832)    (42,320)    (57,328)    (42,775)    (31,173)
 Outstanding units, beginning of period              326,247     225,783      66,056     173,970     119,136      33,918
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    367,037     326,247     225,783     202,771     173,970     119,136
                                                    ========     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            136,928      90,761      95,218      59,185      46,058      56,343
 Withdrawals                                         (38,737)    (60,661)    (19,705)    (18,099)    (24,367)     (9,246)
 Outstanding units, beginning of period              135,556     105,456      29,943      73,610      51,919       4,822
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    233,747     135,556     105,456     114,696      73,610      51,919
                                                    ========     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                            213,702      25,375                  59,253       9,829
 Withdrawals                                         (38,214)     (1,865)                (12,929)     (1,146)
 Outstanding units, beginning of period               23,510           0                   8,683           0
                                                    --------     -------                 -------     -------

 Outstanding units, end of period                    198,998      23,510                  55,007       8,683
                                                    ========     =======                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1996, and the period ended December 31, 1995:

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                       1996       1995<F*>     1996      1995<F*>      1996       1995<F*>
                                                      ------      --------    ------     --------     ------      --------
Variable Universal Life-95:
 Deposits                                              1,196         331      18,576       6,217       6,777         135
 Withdrawals                                             (80)         (4)     (3,225)       (237)       (976)         (9)
 Outstanding units, beginning of period                  327           0       5,980           0         126           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      1,443         327      21,331       5,980       5,927         126
                                                      ======       =====      ======       =====      ======         ===

Variable General Select Plus:
 Deposits                                              4,133       1,534      32,705       6,436       4,222           0
 Withdrawals                                          (1,450)         (6)     (2,369)       (115)        (92)          0
 Outstanding units, beginning of period                1,528           0       6,321           0           0           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      4,211       1,528      36,657       6,321       4,130           0
                                                      ======       =====      ======       =====      ======         ===

Variable Univeral Life-100:<F**>
 Deposits                                             17,799       3,044      41,415       6,662       6,746         890
 Withdrawals                                          (3,550)       (100)     (8,355)       (159)     (1,660)        (31)
 Outstanding units, beginning of period                2,944           0       6,503           0         859           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                     17,193       2,944      39,563       6,503       5,945         859
                                                      ======       =====      ======       =====      ======         ===

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements or Changes in Net Assets.

Variable Universal Life-95:
---------------------------

                                                              S & P 500 INDEX                        MONEY MARKET
                                                             FUND DIVISION<F*>                       FUND DIVISION
                                                  ------------------------------------   -------------------------------------
                                                     1996          1995         1994       1996         1995          1994
                                                  ----------   -----------   ---------   ---------   -----------   -----------
Total gross deposits                              $1,063,999   $   919,322   $ 712,059   $ 575,302   $ 2,001,421   $ 4,699,999
Transfers between fund divisions and
 General American                                    139,650       472,868      (7,433)   (728,445)   (1,597,558)   (3,475,334)
Surrenders and withdrawals                           (82,719)   (1,380,995)   (162,056)   (107,442)     (346,828)     (274,623)
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,120,930        11,195     542,570    (260,585)       57,035       950,042
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Deductions:
 Premium load charges                                 84,266        82,459      83,216      46,330       194,508       398,298
 Cost of insurance and administrative expenses       430,221       435,147     418,871     105,165       329,711       819,312
                                                  ----------   -----------   ---------   ---------   -----------   -----------

    Total deductions                                 514,487       517,606     502,087     151,495       524,219     1,217,610
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Net deposits into (withdrawals from)
 Separate Account                                 $  606,443   $  (506,411)  $  40,483   $(412,080)  $  (467,184)  $  (267,568)
                                                  ==========   ===========   =========   =========   ===========   ===========

<F*>This fund was formerly known as the Equity Index Fund.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)

Variable Universal Life-95:
---------------------------

                                                                BOND INDEX                           MANAGED EQUITY
                                                               FUND DIVISION                         FUND DIVISION
                                                  ------------------------------------   ---------------------------------
                                                     1996          1995        1994         1996       1995        1994
                                                  ----------   -----------   ---------   ---------   ---------   ---------
Total gross deposits                              $  321,458   $   421,967   $ 496,821   $ 395,649   $ 465,063   $ 552,307
Transfers between fund divisions and
 General American                                     20,627        62,346     (54,209)   (120,443)   (121,086)   (157,877)
Surrenders and withdrawals                          (171,083)   (1,586,477)    (64,076)    (83,215)   (647,675)   (144,799)
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                   171,002    (1,102,164)    378,536     191,991    (303,698)    249,631
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Deductions:
 Premium load charges                                 25,685        32,747      40,004      31,741      38,137      47,457
 Cost of insurance and administrative expenses       119,034       206,477     207,751     187,326     234,100     270,685
                                                  ----------   -----------   ---------   ---------   ---------   ---------

  Total deductions                                   144,719       239,224     247,755     219,067     272,237     318,142
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $   26,283   $(1,341,388)  $ 130,781   $ (27,076)  $(575,935)  $ (68,511)
                                                  ==========   ===========   =========   =========   =========   =========

                                                              (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                             ASSET ALLOCATION                   INTERNATIONAL EQUITY
                                                               FUND DIVISION                       FUND DIVISION
                                                  --------------------------------------  ---------------------------------
                                                     1996          1995          1994       1996        1995        1994
                                                  ----------   -----------   -----------  ---------   ---------   ---------
Total gross deposits                              $1,478,021   $ 1,361,239   $ 1,682,596  $ 657,882   $ 635,309   $ 608,033
Transfers between fund divisions and
 General American                                    (26,293)      (10,959)       83,984    132,812     302,360     246,711
Surrenders and withdrawals                          (117,682)   (1,175,619)     (186,438)  (102,036)    (45,598)    (44,700)
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,334,046       174,661     1,580,142    688,658     892,071     810,044
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Deductions:
 Premium load charges                                113,909       115,321       130,253     52,174      54,639      48,119
 Cost of insurance and administrative expenses       467,810       559,425       604,611    215,112     211,351     197,926
                                                  ----------   -----------   -----------  ---------   ---------   ---------

    Total deductions                                 581,719       674,746       734,864    267,286     265,990     246,045
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $  752,327   $  (500,085)  $   845,278  $ 421,372   $ 626,081   $ 563,999
                                                  ==========   ===========   ===========  =========   =========   =========

                                                                 (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                     SPECIAL EQUITY                          EQUITY-INCOME
                                                     FUND DIVISION                           FUND DIVISION
                                         --------------------------------------    --------------------------------------
                                             1996          1995         1994           1996         1995         1994
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits                     $   927,388    $  713,819  $   746,886    $ 1,399,658   $ 1,217,315  $   783,048
Transfers between fund
 divisions and General
 American                                   (325,567)     (319,339)     562,587         10,733       565,593      832,642
Surrenders and withdrawals                   (74,752)      (35,191)     (53,731)      (186,491)      (37,075)     (20,500)
Seed withdrawals <F*>                     (1,494,837)            0            0              0             0            0
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits, transfers,
 and surrenders between fund divisions      (967,768)      359,289    1,255,742      1,223,900     1,745,833    1,595,190
                                         -----------    ----------  -----------    -----------   -----------  -----------

Deductions:
 Premium load charges                         73,857        57,765       62,347        111,476       101,562       59,726
 Cost of insurance and administrative
  expenses                                   224,222       228,560      231,519        473,165       406,596      287,052
                                         -----------    ----------  -----------    -----------   -----------  -----------
  Total deductions                           298,079       286,325      293,866        584,641       508,158      346,778
                                         -----------    ----------  -----------    -----------   -----------  -----------
Net deposits into (withdrawals from)
 Separate Account                        $(1,265,847)   $   72,964  $   961,876    $   639,259   $ 1,237,675  $ 1,248,412
                                         ===========    ==========  ===========    ===========   ===========  ===========


<F*> Represents funds distributed to General American Life Insurance Company in repayment of seed money used to start the Special Equity Fund in 1993.

                                                                   (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                          GROWTH                                OVERSEAS
                                                      FUND DIVISION                           FUND DIVISION
                                         --------------------------------------   ---------------------------------------
                                             1996          1995        1994          1996            1995        1994
                                         ------------  -----------  -----------   -----------    -----------  -----------
Total gross deposits                     $ 2,077,054   $ 1,771,614  $ 1,291,793   $ 1,128,054    $   978,388  $   795,752
Transfers between fund divisions and
 General American                           (252,029)      348,401    1,055,928      (173,088)       156,839      677,421
Surrenders and withdrawals                  (286,745)      (61,341)     (16,988)     (163,405)       (33,911)      (5,052)
                                         -----------   -----------  -----------   -----------    -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions         1,438,280     2,058,674    2,330,733       791,561      1,101,316    1,468,121
                                         -----------   -----------  -----------   -----------    -----------  -----------
Deductions:
 Premium load charges                        165,735       145,300      104,397        89,820         79,076       65,305
 Cost of insurance and administrative
  expenses                                   610,838       588,684      439,902       289,700        317,551      278,619
                                         -----------   -----------  -----------   -----------    -----------  -----------
  Total deductions                           776,573       733,984      544,299       379,520        396,627      343,924
                                         -----------   -----------  -----------   -----------    -----------  -----------
Net deposits into Separate Account       $   661,707   $ 1,324,690  $ 1,786,434   $   412,041    $   704,689  $ 1,124,197
                                         ===========   ===========  ===========   ===========    ===========  ===========

                                                                    (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable Universal Life-95:
--------------------------

                                                   ASSET MANAGER          HIGH INCOME       GOLD & NATURAL RESOURCES
                                                   FUND DIVISION         FUND DIVISION           FUND DIVISION
                                               --------------------   --------------------  ------------------------
                                                1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                               -------     --------   --------     -------     -------     -------
Total gross deposits                           $ 3,210      $   24    $ 47,325     $ 6,373     $ 7,990     $ 1,007
Transfers between fund
 divisions and General American                 10,046       3,317     146,648      59,489      63,119         387
                                               -------      ------    --------     -------     -------     -------
Total gross deposits, transfers,
 and surrenders between fund
 divisions                                      13,256       3,341     193,973      65,862      71,109       1,394
                                               -------      ------    --------     -------     -------     -------

Deductions:
 Premium load charges                              248           3       3,747         499         595          81
 Cost of insurance and administrative expenses     896          39      16,948       2,512       3,272          87
                                               -------      ------    --------     -------     -------     -------

    Total deductions                             1,144          42      20,695       3,011       3,867         168
                                               -------      ------    --------     -------     -------     -------

Net deposits into  Separate Account            $12,112      $3,299    $173,278     $62,851     $67,242     $ 1,226
                                               =======      ======    ========     =======     =======     =======

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
    began operations on July 19, May 24, and August 9, 1995, respectively.
                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       S & P 500 INDEX                       MONEY MARKET
                                                      FUND DIVISION<F*>                      FUND DIVISION
                                            ----------------------------------   ----------------------------------------

                                               1996         1995        1994         1996          1995          1994
                                            ----------    --------    --------   ------------   -----------   -----------
Total gross deposits                        $  475,955    $ 47,504    $453,179   $ 18,203,638   $ 3,333,097   $ 2,408,387
Transfers between fund divisions
 and General American                        5,512,487     182,278     116,566    (13,115,248)   (1,350,435)   (1,573,558)
Surrenders and withdrawals                     (28,210)    (15,259)     (1,470)       (15,934)      (10,440)            0
                                            ----------    --------    --------   ------------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions           5,960,232     214,523     568,275      5,072,456     1,972,222       834,829
                                            ----------    --------    --------   ------------   -----------   -----------

Deductions:
 Premium load charges                           35,750      11,884      15,406      1,315,430       232,745       181,024
 Cost of insurance and administrative
  expenses                                      63,207      21,050      21,681        126,052        88,973       208,976
                                            ----------    --------    --------   ------------   -----------   -----------

  Total deductions                              98,957      32,934      37,087      1,441,482       321,718       390,000
                                            ----------    --------    --------   ------------   -----------   -----------

Net deposits into Separate Account          $5,861,275    $181,589    $531,188   $  3,630,974   $ 1,650,504   $   444,829
                                            ==========    ========    ========   ============   ===========   ===========

<F*> This fund was formerly known as the Equity Index Fund.
                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable General Select Plus:
-----------------------------

                                                         BOND INDEX                       MANAGED EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ---------------------------------    ---------------------------------

                                               1996         1995        1994       1996         1995        1994
                                            ----------    --------    -------    --------     -------      -------
Total gross deposits                        $   68,383    $  9,129    $ 2,394    $131,764     $ 9,302      $ 3,900
Transfers between fund divisions
 and General American                        4,780,139      57,441     10,690     170,404      60,563        9,776
Surrenders and withdrawals                      (5,060)    (12,416)         0           0           0            0
                                            ----------    --------    -------    --------     -------      -------

Total gross deposits, transfers, and
 surrenders between fund divisions           4,843,462      54,154     13,084     302,168      69,865       13,676
                                            ----------    --------    -------    --------     -------      -------

Deductions:
 Premium load charges                            5,137         614        152       9,560         645          226
 Cost of insurance and administrative
  expenses                                      16,027       1,862        484      11,739       1,602          654
                                            ----------    --------    -------    --------     -------      -------

  Total deductions                              21,164       2,476        636      21,299       2,247          880
                                            ----------    --------    -------    --------     -------      -------

Net deposits into Separate Account          $4,822,298    $ 51,678    $12,448    $280,869     $67,618      $12,796
                                            ==========    ========    =======    ========     =======      =======

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                      ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------   ---------------------------------

                                                1996       1995        1994         1996        1995        1994
                                              --------   ---------   ---------    --------    --------    --------
Total gross deposits                          $170,662   $ (34,323)  $  48,281    $181,044    $ 76,251    $ 92,237
Transfers between fund divisions
 and General American                          (27,308)   (131,408)   (183,023)     32,353      76,707     141,207
Surrenders and withdrawals                     (26,276)    (10,179)    (22,704)    (10,048)     (4,465)       (489)
                                              --------   ---------   ---------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions             117,078    (175,910)   (157,446)    203,349     148,493     232,955
                                              --------   ---------   ---------    --------    --------    --------

Deductions:
 Premium load charges                           12,611       6,512       1,704      13,690       7,697       6,884
 Cost of insurance and administrative
  expenses                                      52,342      39,594      37,096      23,940      16,684      14,570
                                              --------   ---------   ---------    --------    --------    --------

  Total deductions                              64,953      46,106      38,800      37,630      24,381      21,454
                                              --------   ---------   ---------    --------    --------    --------

Net deposits into (withdrawals from)
 Separate Account                             $ 52,125   $(222,016)  $(196,246)   $165,719    $124,112    $211,501
                                              ========   =========   =========    ========    ========    ========

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       SPECIAL EQUITY                     EQUITY-INCOME
                                                       FUND DIVISION                      FUND DIVISION
                                              --------------------------------  ----------------------------------

                                                1996        1995        1994       1996         1995        1994
                                              --------    --------    --------  ----------    --------    --------
Total gross deposits                          $191,049    $ 81,787    $206,659  $  673,157    $285,714    $170,100
Transfers between fund divisions
 and General American                          (58,467)     76,580     181,915     638,476     446,973     312,672
Surrenders and withdrawals                     (52,717)    (11,584)     (1,182)    (10,403)    (62,763)          0
                                              --------    --------    --------  ----------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions              79,865     146,783     387,392   1,301,230     669,924     482,772
                                              --------    --------    --------  ----------    --------    --------

Deductions:
 Premium load charges                           13,676      12,214      15,456      53,024      20,534      12,452
 Cost of insurance and administrative
  expenses                                      26,565      21,651      24,374     112,967      58,881      32,594
                                              --------    --------    --------  ----------    --------    --------

  Total deductions                              40,241      33,865      39,830     165,991      79,415      45,046
                                              --------    --------    --------  ----------    --------    --------

Net deposits into Separate Account            $ 39,624    $112,918    $347,562  $1,135,239    $590,509    $437,726
                                              ========    ========    ========  ==========    ========    ========

                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          GROWTH                            OVERSEAS
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------    --------------------------------

                                               1996        1995         1994        1996        1995        1994
                                            ----------   ---------    --------    --------    --------    --------
Total gross deposits                        $  899,999   $ 392,035    $372,501    $385,284    $154,142    $191,494
Transfers between fund divisions
 and General American                          888,367     225,243     514,277     271,694     200,230     399,196
Surrenders and withdrawals                     (48,837)   (161,933)     (1,272)    (45,712)    (55,346)       (583)
                                            ----------   ---------    --------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions           1,739,529     455,345     885,506     611,266     299,026     590,107
                                            ----------   ---------    --------    --------    --------    --------

Deductions:
 Premium load charges                           69,694      34,454      27,464      29,621      13,147      14,571
 Cost of insurance and administrative
  expenses                                     136,072      82,849      56,403      46,151      31,516      27,352
                                            ----------   ---------    --------    --------    --------    --------

  Total deductions                             205,766     117,303      83,867      75,772      44,663      41,923
                                            ----------   ---------    --------    --------    --------    --------

Net deposits into Separate Account          $1,533,763   $ 338,042    $801,639    $535,494    $254,363    $548,184
                                            ==========   =========    ========    ========    ========    ========

                                                                    (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                        1996      1995<F*>     1996      1995<F*>      1996        1995<F*>
                                                      --------   ---------   --------   ---------    --------     ---------
Total gross deposits                                  $  8,754   $     255   $ 91,307   $     603    $  1,869     $       0
Transfers between fund divisions
 and General American                                   26,425      15,583    278,491      68,178      45,785             0
Surrenders and withdrawals                              (2,067)          0          0           0           0             0
                                                      --------   ---------   --------   ---------    --------     ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                      33,112      15,838    369,798      68,781      47,654             0
                                                      --------   ---------   --------   ---------    --------     ---------

Deductions:
 Premium load charges                                      670          10      7,156          37         175             0
 Cost of insurance and administrative expenses           1,631          56     12,823       1,198       1,041             0
                                                      --------   ---------   --------   ---------    --------     ---------

  Total deductions                                       2,301          66     19,979       1,235       1,216             0
                                                      --------   ---------   --------   ---------    --------     ---------

Net deposits into Separate Account                    $ 30,811   $  15,772   $349,819   $  67,546    $ 46,438     $       0
                                                      ========   =========   ========   =========    ========     =========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.

                                                                                                                (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------


                                                         S & P 500 INDEX            MONEY MARKET                BOND INDEX
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   606,419  $   16,519   $ 7,989,872  $ 2,385,983   $    58,468  $     2,634
Transfers between fund divisions
 and General American                                  1,285,071     172,340    (6,898,282)  (1,031,031)      257,285       16,903
Surrenders and withdrawals                               (12,850)          0          (242)           0        (2,419)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                     1,878,640     188,859     1,091,348    1,354,952       313,334       19,537
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                     20,294         458       250,193       73,630         1,906           79
 Cost of insurance and administrative expenses           258,742       9,056       502,668      124,621        31,767          862
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                       279,036       9,514       752,861      198,251        33,673          941
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $ 1,599,604  $  179,345   $   338,487  $ 1,156,701   $   279,661  $    18,596
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                                          MANAGED EQUITY           ASSET ALLOCATION         INTERNATIONAL EQUITY
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   102,809  $    1,658   $    91,429  $       926   $   202,195  $    20,494
Transfers between fund divisions
 and General American                                    120,203      21,497       233,391       12,569       315,663       27,674
Surrenders and withdrawals                                  (413)          0          (906)           0        (2,005)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                       222,599      23,155       323,914       13,495       515,853       48,168
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                      3,442          48         3,162           30         6,724          656
 Cost of insurance and administrative expenses            36,945       2,150        38,520          488        79,260        8,108
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                        40,387       2,198        41,682          518        85,984        8,764
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $   182,212  $   20,957   $   282,232  $    12,977   $   429,869  $    39,404
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                             SPECIAL EQUITY         EQUITY-INCOME              GROWTH                OVERSEAS
                                             FUND DIVISION          FUND DIVISION           FUND DIVISION          FUND DIVISION
                                         -------------------  ----------------------  ----------------------  --------------------
                                            1996      1995        1996        1995        1996        1995       1996       1995
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------
Total gross deposits                     $ 232,270  $ 18,525  $   914,095  $  44,385  $ 1,361,304  $  50,500  $ 373,593  $  25,338
Transfers between fund divisions
 and General American                      228,709    34,407    1,521,792    219,488    1,759,062    304,735    307,488     82,196
Surrenders and withdrawals                  (5,591)        0       (7,812)         0      (38,619)         0    (13,206)         0
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Total gross deposits, transfers, and
 surrenders between fund divisions         455,388    52,932    2,428,075    263,873    3,081,747    355,235    667,875    107,534
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Deductions:
 Premium load charges                        7,772       598       29,267      1,400       44,819      1,424     11,611        762
 Cost of insurance and administrative
   expenses                                 82,326     8,384      303,902     21,879      472,178     25,541    112,510     12,165
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

  Total deductions                          90,098     8,982      333,169     23,279      516,997     26,965    124,121     12,927
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Net deposits into  Separate Account      $ 365,290  $ 43,950  $ 2,094,906  $ 240,594  $ 2,564,750  $ 328,270  $ 543,754  $  94,607
                                         =========  ========  ===========  =========  ===========  =========  =========  =========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F**>
---------------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                         1996     1995<F*>      1996     1995<F*>      1996        1995<F*>
                                                      ---------   --------   ---------   --------    --------      --------
Total gross deposits                                  $  50,502   $    964   $ 158,842   $  5,221    $ 22,003      $    193
Transfers between fund divisions
 and General American                                   137,452     30,404     297,097     65,982      53,910         8,300
Surrenders and withdrawals                               (2,165)         0     (11,551)         0      (5,154)            0
                                                      ---------   --------   ---------   --------    --------      --------

Total gross deposits, transfers, and
 surrenders between fund divisions                      185,789     31,368     444,388     71,203      70,759         8,493
                                                      ---------   --------   ---------   --------    --------      --------

Deductions:
 Premium load charges                                     1,674         28       4,982        174         712             8
 Cost of insurance and administrative expenses           24,175      1,033      57,557      1,693      13,421           297
                                                      ---------   --------   ---------   --------    --------      --------

  Total deductions                                       25,849      1,061      62,539      1,867      14,133           305
                                                      ---------   --------   ---------   --------    --------      --------

Net deposits into Separate Account                    $ 159,940   $ 30,307   $ 381,849   $ 69,336    $ 56,626      $  8,188
                                                      =========   ========   =========   ========    ========      ========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.


LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

Independent Auditors' Report

The Board of Directors and Policyholders
General American Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, policyholders' surplus, and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their consolidated operations and their consolidated cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.
  As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts in 1996.

                                         /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
March 5, 1997

                   [PHOTO]

                   [PHOTO]

Consolidated Balance Sheets
(in thousands)

                                                                               As of December 31

Assets                                                                 1996             1995
--------------------------------------------------
Fixed maturities:
    Available-for-sale, at fair value                          $  6,758,309        5,621,482
Mortgage loans, net                                               2,273,627        1,709,115
Real estate, net                                                    203,767          210,170
Equity securities, at fair value                                     20,905           17,087
Policy loans                                                      1,917,861        1,707,237
Short-term investments                                               55,594           36,141
Other invested assets                                               183,612          150,885
                                                               ------------       ----------
             Total investments                                   11,413,675        9,452,117
Cash and cash equivalents                                           142,724          144,897
Accrued investment income                                           148,419          132,144
Reinsurance recoverables                                          3,515,640        3,104,931
Deferred policy acquisition costs                                   652,251          526,939
Other assets                                                        406,943          383,975
Separate account assets                                           2,833,258        2,182,101
                                                               ------------       ----------
             Total assets                                      $ 19,112,910       15,927,104
                                                               ============       ==========


Liabilities and Policyholders' Surplus
-------------------------------------------------
Policy and contract liabilities:
    Future policy benefits                                     $  4,238,033        3,907,522
    Policyholder account balances:
        Universal life                                            1,419,184        1,198,298
        Annuities                                                 4,300,070        4,314,642
    Pension funds                                                 3,306,351        1,798,514
    Policy and contract claims                                      352,433          337,781
    Dividends payable to policyholders                              103,019           90,323
                                                               ------------       ----------
             Total policy and contract liabilities               13,719,090       11,647,080
Amounts payable to reinsurers                                       393,657          149,735
Notes payable                                                       295,614          208,118
Other liabilities and accrued expenses                              670,109          581,416
Deferred tax liability                                               43,277           50,391
Separate account liabilities                                      2,810,907        2,168,933
                                                               ------------       ----------
             Total liabilities                                   17,932,654       14,805,673
Minority interests                                                  182,469          164,348
Policyholders' surplus:
    Unassigned funds                                                983,222          893,887
    Foreign currency translation adjustments                       (35,802)         (34,259)
    Unrealized gain on investments, net of taxes                     50,367           97,455
                                                               ------------       ----------
             Total policyholders' surplus                           997,787          957,083
                                                               ------------       ----------
             Total liabilities and policyholders' surplus      $ 19,112,910       15,927,104
                                                               ============       ==========
See accompanying notes to consolidated financial statements.

Consolidated Statements of Operations
(in thousands)

                                                                                        Years ended December 31

Revenues                                                            1996             1995              1994
-------------------------------------------------
Insurance premiums and other considerations                 $  1,623,228        1,498,013         1,597,814
Net investment income                                            790,897          669,443           551,471
Ceded commissions                                                 27,538           14,908            31,208
Other income                                                     274,277          176,662           150,305
Net realized investment gains (losses)                            24,531          280,756          (50,066)
                                                            ------------        ---------         ---------
             Total revenues                                    2,740,471        2,639,782         2,280,732

Benefits and Expenses
-------------------------------------------------
Policy benefits                                                  934,369          831,811           955,683
Interest credited to policyholder account balances               301,678          227,512           167,625
                                                            ------------        ---------         ---------
             Total policyholder benefits                       1,236,047        1,059,323         1,123,308

Dividends to policyholders                                       171,904          264,658           141,546
Policy acquisition costs                                         143,094          138,811           105,288
Other insurance and operating expenses                         1,026,412          790,266           808,317
                                                            ------------        ---------         ---------

             Total benefits and expenses                       2,577,457        2,253,058         2,178,459
                                                            ------------        ---------         ---------
             Income before provision for income taxes
               and minority interest                             163,014          386,724           102,273
                                                            ------------        ---------         ---------

Provision for income taxes:
    Current                                                       45,902          115,769            61,508
    Deferred                                                      13,992           29,411           (8,839)
                                                            ------------        ---------         ---------
             Total provision for income taxes                     59,894          145,180            52,669
                                                            ------------        ---------         ---------
             Income before minority interest                     103,120          241,544            49,604

Minority interest in earnings of consolidated
  subsidiaries                                                  (19,888)         (17,512)          (21,732)
                                                            ------------        ---------         ---------
             Net income                                     $     83,232          224,032            27,872
                                                            ============        =========         =========


See accompanying notes to consolidated financial statements.

Consolidated Statements of Policyholders' Surplus
(in thousands)

                                                                                              Years ended December 31
                                                                        Foreign          Unrealized
                                                                        currency       gain (loss) on     Total
                                                       Unassigned     translation       investments,   policyholders'
                                                         funds        adjustments       net of taxes       surplus
                                                       ---------------------------------------------------------------
Balance at December 31, 1993                           $  641,315        (36,219)            (356)          604,740
Implementation of SFAS No. 115                                                              79,152           79,152
Net income                                                 27,872                                            27,872
Foreign currency translation adjustments                                  (3,948)                           (3,948)
Change in unrealized gain (loss) on
  investments, net of tax                                                                (144,205)        (144,205)
Other, net                                                (2,468)                                           (2,468)
                                                       ----------------------------------------------------------------
Balance at December 31, 1994                              666,719        (40,167)         (65,409)          561,143
Net income                                                224,032                                           224,032
Foreign currency translation adjustments                                    5,908                             5,908
Change in unrealized gain (loss) on
   investments, net of tax                                                                 162,864          162,864
Other, net                                                  3,136                                             3,136
                                                       ---------------------------------------------------------------
Balance at December 31, 1995                              893,887        (34,259)           97,455          957,083
Net income                                                 83,232                                            83,232
Foreign currency translation adjustments                                  (1,543)                           (1,543)
Change in unrealized gain (loss) on
   investments, net on tax                                                                (47,088)         (47,088)
Other, net                                                  6,103                                             6,103
                                                       ---------------------------------------------------------------
Balance at December 31, 1996                           $  983,222        (35,802)           50,367          997,787
                                                       ===============================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Cash Flows
(in thousands)


                                                                                        Years ended December 31

Cash flows from operating activities                             1996              1995              1994
-------------------------------------------------
Net income                                                $    83,232           224,032            27,872
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
    Change in:
       Accrued investment income                             (16,275)          (22,202)          (25,489)
       Reinsurance recoverables                             (410,709)           262,054          (92,099)
       Deferred policy acquisition costs                     (87,249)          (23,141)          (47,268)
       Other assets                                          (16,248)          (67,650)             8,401
       Future policy benefits                                 330,511           399,261           466,069
       Policy and contract claims                              14,652            74,173            54,108
       Other liabilities and accrued expenses                 315,667           184,756         (222,015)
       Deferred income taxes                                   14,505            29,411           (8,839)
    Policyholder considerations                             (144,748)         (140,475)         (113,557)
    Interest credited to policyholder account balances        301,678           227,512           167,625
    Amortization and depreciation                              28,375            19,196            19,116
    Net realized investment (gains) losses                   (24,531)         (280,756)            50,066
    Other, net                                               (14,554)             2,488            12,527
                                                          -----------       -----------      -----------

Net cash provided by operating activities                     374,306           888,659          296,517
                                                          -----------       -----------      -----------

Cash flows from investing activities
-------------------------------------------------
Proceeds from investments sold or redeemed:
    Fixed maturities available-for-sale                     1,822,169         1,482,122          816,952
    Mortgage loans                                            182,650           206,520          135,503
    Equity securities                                          13,427           468,143           38,868
    Short-term and other invested assets                       84,748           414,102           59,429
Cost of investments purchased in:
    Fixed maturities available-for-sale                   (3,428,943)       (3,010,016)      (1,245,700)
    Fixed maturities held-to-maturity                               -           (3,068)         (45,263)
    Equity securities                                        (39,553)          (89,062)         (16,822)
    Short-term and other invested assets                     (97,426)          (16,471)         (17,316)
Mortgage loan originations                                  (593,438)         (431,043)        (309,433)
Maturity of fixed maturities held-to-maturity                       -             6,365            9,002
Maturity of fixed maturities available-for-sale               225,087            75,518           62,716
Increase in policy loans, net                               (210,624)         (211,526)        (168,547)
Investments in subsidiaries                                   (4,807)         (126,363)                -
                                                          -----------       -----------      -----------

Net cash used in investing activities                     (2,046,710)       (1,234,779)        (680,611)
                                                          -----------       -----------      -----------

Cash flows from financing activities
-------------------------------------------------

Net deposits                                                1,558,153           259,695          445,279
Issuance of debt                                              106,903           100,219          107,000
Repayment of debt                                            (19,497)           (4,800)         (37,285)
Dividends                                                     (1,832)           (4,376)          (4,124)
Other, net                                                     26,770            17,498           21,563
                                                          -----------       -----------      -----------

Net cash provided by financing activities                   1,670,497           368,236          532,433
                                                          -----------       -----------      -----------

Effect of exchange rate changes                                 (266)             5,908          (7,922)
                                                          -----------       -----------      -----------
Net increase (decrease) in cash and cash equivalents          (2,173)            28,024          140,417
Cash and cash equivalents at beginning of year                144,897           116,873         (23,544)
                                                          -----------       -----------      -----------

Cash and cash equivalents at end of year                  $   142,724           144,897          116,873
                                                          ===========       ===========      ===========

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements


(1) Basis of Presentation and Summary of Significant Accounting Policies

General American Life Insurance Company (General American or the Company) is a mutual life insurance company originally incorporated as a stock life insurance company under the laws of Missouri in 1933, which began operations as a mutual company in 1936. The consolidated financial statements include the assets, liabilities, and results of operations of General American and its wholly owned subsidiaries, General American Holding Company, a non-insurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company and its 63 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company. All significant intercompany balances and transactions have been eliminated.

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. General American distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. General American (including its subsidiaries) is licensed to do business in all fifty states, twelve Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, and Latin America.

In January 1996, General American and Security Mutual Life Insurance Company (a New York mutual company) entered into a strategic alliance agreement to market life insurance products more efficiently and to achieve long-term growth objectives. The agreement includes sharing expertise such as consulting services, technology sharing, and investment advisory services.

The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, as well as certain investments.

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises. This interpretation requires mutual life insurance enterprises which have traditionally issued statutory based financial statements that have been reported to be in conformity with GAAP, to apply all authoritative accounting pronouncements in preparing those statements, effective for periods beginning after December 31, 1994. In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120 (SFAS 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts, and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 95-1 (SOP 95-1), Accounting for Certain Insurance Activities of Mutual Life Enterprises, which together define the GAAP model for mutual life insurance enterprises. These pronouncements define the enterprises and method of accounting for certain participating life insurance contracts of mutual and stock life insurance companies that meet the criteria defined in SOP 95-1. SFAS 120 also deferred implementation of Interpretation No. 40 to be concurrent with implementation of SFAS 120. SFAS 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of initially applying this new accounting model has been reported retroactively through restatement of all periods presented. The cumulative effect was recorded effective January 1, 1993.

The significant accounting policies of the Company are as follows:

Recognition of Policy Revenue and Related Expenses

For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of the universal life type contracts through amortization of deferred policy acquisition costs in relation to the present value of estimated gross profits from mortality, interest, surrender, and expense charges.

Invested Assets

Fixed Maturity and Equity Securities: Investment securities are accounted for in accordance with SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. SFAS 115 requires debt and equity securities to be classified into categories of available-for-sale, trading securities, or held-to-maturity depending on an entity's ability and positive intent to hold a security to maturity. Fixed maturities held-to-maturity, including mortgage-backed and asset-backed securities, are reported at amortized cost and are classified as such based on the Company's ability and positive intent to hold such securities to maturity. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Effective December 31, 1995, the Company reclassified the entire portfolio of fixed maturities held-to-maturity to available-for-sale in accordance with the FASB's Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, which was issued during November 1995. This reclassification gives the Company an added measure of flexibility in managing credit quality in coordination with appropriate asset/liability matching. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. Unrealized gains and losses are recorded, net of related income tax effects, in a separate component of policyholders' surplus.

Mortgage Loans: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances.
The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition or settlement of mortgage loans and on mortgage loans which management believes will not be collectible in full. It is the Company's policy to discontinue the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

Policy Loans, Real Estate and Other Invested Assets: Policy loans are carried at an unpaid principal balance and are generally secured. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost plus capital additions, net of writedowns for other than temporary declines in fair value and net of encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value less estimated selling costs. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $53.0 million and $55.2 million at December 31, 1996 and 1995, respectively. Direct valuation allowances amounted to $15.7 million and $25.4 million at December 31, 1996 and 1995, respectively. Other invested assets are recorded at amortized cost less allowances for other than temporary declines in value.

Short-term Investments: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than a year, are carried at amortized cost, which approximates fair value.

Invested Asset Impairment and Valuation Allowances: Invested assets are considered impaired when General American determines that collection of all amounts due under the contractual terms is doubtful. General American adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, General American has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in net investment income.

Cash and Cash Equivalents: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

Investment Income

Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

Policy and Contract Liabilities

For traditional life insurance policies, future policy benefits and dividend liabilities are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and General American's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established by taking the pro rata portion of the following policy year dividend earned but unpaid. When the liabilities less unamortized acquisition expenses are insufficient to provide for future policy benefits and expenses under best estimate assumptions, the unrecoverable deferred policy acquisition costs are written off and, if necessary, an additional reserve established.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned.

Weighted average interest crediting rates were as follows:

                                1996                     1995               1994
Universal life             6.00-7.56 %              6.00-7.87 %        6.00-7.36 %
Annuities                  5.70-6.00 %              5.69-6.29 %             5.87 %

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

Policy and Contract Claims

General American establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of unreported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future estimated gross profits of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross margins arising from estimates of mortality, interest, expense, and surrender experience.

The average rates of assumed interest used in estimated gross margins were as follows:

                                1996                       1995                     1994
Participating life              8.70 %                     7.81 %                   6.80 %
Universal life             6.00-8.20 %                6.00-7.56 %              7.45-7.75 %
Annuities                       7.83 %                     8.04 %                   7.31 %

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Under SFAS 115, deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on securities.

Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $.1 million and $2.5 million depending on the entity writing the policy.

Reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

Federal Income Taxes

General American and certain of its U.S. subsidiaries file a consolidated federal income tax return. In order to consolidate, General American must possess both 80 percent of the total voting power and 80 percent of the value of the stock of the subsidiary. Further, even if it meets the 80 percent test, any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados also files a U.S. tax return. The Company's Canadian, Argentine, Australian, Chilean, Mexican, and Spanish subsidiaries are taxed under applicable local statutes.

The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates.

Separate Account Business

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contract holders. The Company charges the separate accounts for risks it assumes in issuing a contract and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate accounts (seed money) is carried at its fair value in the separate account, and amounted to $22.3 million and $13.2 million at December 31, 1996, and 1995, respectively.

Fair Value of Financial Instruments

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

Investment securities: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. Prepayments are assumed to occur at the same rate as in previous periods when interest rates were at levels similar to current levels. The fair values of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage loans are estimated using discounted cash flow analyses and using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Real estate: The fair value of real estate is based on market values for comparable local real estate.

Policy loans: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with yield tied to a stated return.

Policyholder account balances on investment type contracts: Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

Short-term investments and cash and cash equivalents: The carrying amount is considered a reasonable estimate of fair value.

Notes payable: The fair value of notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

(2) Acquisitions and Divestitures

On June 1, 1995, the Company acquired Xerox Life Insurance Companies, now known as Cova Corporation (Cova). At acquisition, Cova had total assets of approximately $635.6 million. The purchase price of approximately $107.7 million was funded from the Company's operations.

Effective July 31, 1995, the Company entered into a merger arrangement with Conning Corporation and Subsidiaries (Conning), an investment management firm, whereby the Company acquired Conning and subsequently contributed Conning and General American Investment Management Company, a wholly owned subsidiary, to form Conning Asset Management Company (CAM). At acquisition, Conning had total assets of approximately $16.0 million. The purchase price consisted of approximately $13.0 million in cash (from the Company's operations) and 3.2 million shares of CAM convertible redeemable preferred stock, with fair value of approximately $17.0 million.

These transactions were accounted for using the purchase method of accounting. The results of operations of the acquired entities are included in the consolidated financial statements subsequent to the respective acquisition dates. The excess of cost over fair value of net assets acquired amounted to approximately $56.6 million and $23.1 million for Cova and Conning, respectively, and is being amortized over approximately 20 years.

On January 3, 1995, the Company sold its 72 percent ownership in GenCare Health Systems, Inc. to United HealthCare Corporation. Proceeds received net of expenses were $365.0 million and the net realized gain on sale was $170.2 million.

(3) Investments

Fixed maturities and equity securities
The amortized cost and estimated fair value of fixed maturity and equity securities at December 31, 1996 and 1995 are as follows (in thousands):

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    28,980            368           (151)           29,197
Government agency obligations                              343,945         41,324           (970)          384,299
Corporate securities                                     4,071,775        158,361        (39,623)        4,190,513
Mortgage-backed securities                               1,949,717         18,927        (14,386)        1,954,258
Asset-backed securities                                    198,934          1,599           (491)          200,042
                                                       -----------------------------------------------------------
Total fixed maturities
  available-for-sale                                   $ 6,593,351        220,579        (55,621)        6,758,309
                                                       ===========================================================

Equity securities                                      $    21,460          1,137         (1,692)           20,905
                                                       ===========================================================

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    37,216          1,089            (12)           38,293
Government agency obligations                              444,936         39,406         (1,151)          483,191
Corporate securities                                     3,500,376        252,109        (18,477)        3,734,008
Mortgage-backed securities                               1,213,081         34,343         (2,071)        1,245,353
Asset-backed securities                                    118,004          2,660            (27)          120,637
                                                       -----------------------------------------------------------

Total fixed maturities
  available-for-sale                                   $ 5,313,613        329,607        (21,738)        5,621,482
                                                       ===========================================================

Equity securities                                      $    14,239          5,190         (2,342)           17,087
                                                       ===========================================================

General American manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1996, General American held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 10 percent of policyholders' surplus.

The carrying value of the Company's investments in principal-only securities and interest-only securities totaled approximately $7.4 million and $14.9 million or approximately .05 percent and .1 percent of total invested assets at December 31, 1996 and 1995, respectively.

The amortized cost and estimated fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                         Amortized           fair
                                                           cost             value

Due in one year or less                                $    67,398           68,130
Due after one year through five years                      937,312          953,122
Due after five years through ten years                   1,664,499        1,683,183
Due after ten years through twenty years                 1,974,425        2,099,616
Mortgage-backed securities                               1,949,717        1,954,258
                                                       ----------------------------
Total                                                  $ 6,593,351        6,758,309
                                                       ============================

The sources of net investment income follow (in thousands):



                                                              1996           1995           1994

Fixed maturities                                        $  471,038        373,564        299,096
Mortgage loans                                             171,781        143,047        139,392
Real estate                                                 39,062         37,108         41,498
Equity securities                                              755            622            544
Policy loans                                               133,511        127,920        104,437
Short-term investments                                      13,979         26,920         10,059
Other                                                        9,705          (369)          1,019
                                                        ----------------------------------------
Investment revenue                                         839,831        708,812        596,045
Investment expenses                                       (48,934)       (39,369)       (44,574)
                                                        ----------------------------------------

Net investment income                                   $  790,897        669,443        551,471
                                                        ========================================

Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                              1996           1995            1994
Fixed maturities:
  Realized gains                                        $   27,928         30,139          14,304
  Realized losses                                         (10,398)        (9,000)        (29,761)

Equity securities:
  Realized gains                                             6,146        306,142           5,649
  Realized losses                                            (288)        (5,259)         (2,282)

Other investments, net                                       1,143       (41,266)        (37,976)
                                                        -----------------------------------------
Net realized investment gains (losses)                  $   24,531        280,756        (50,066)
                                                        =========================================

A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows
(in thousands):

                                                              1996             1995
Unrealized appreciation (depreciation):
  Fixed maturities available-for-sale                  $   164,957          308,203
  Equity securities and short-term investments                 605              (8)
  Deferred policy acquisition costs                       (70,038)        (130,091)
Effect on present value of future profits                    1,986          (7,021)
Deferred income taxes                                     (36,705)         (61,414)
Minority interest, net of taxes                           (10,438)         (12,214)
                                                       ----------------------------
Net unrealized appreciation                            $    50,367           97,455
                                                       ============================

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $278.6 million and $202.2 million at December 31, 1996, and 1995, respectively.

Mortgage loans
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 80 percent or less. The Company monitors creditworthiness of the borrowers by using controls that include credit approvals, limits, and other monitoring mechanisms. The Company minimizes risk through geographic and property type diversification. The Company's mortgage loans were distributed as follows (in thousands):

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Arizona                                    $   185,575         8.0 %    $   113,555         6.5 %
California                                     378,376        16.4          281,191        16.1
Colorado                                       226,531         9.8          212,295        12.1
Florida                                        193,570         8.4          189,967        10.8
Georgia                                        141,442         6.1           58,448         3.3
Illinois                                       183,883         8.0          162,072         9.3
Maryland                                        99,944         4.3           85,057         4.9
Missouri                                       102,111         4.4           85,669         4.9
Texas                                          225,697         9.8          156,528         8.9
Virginia                                        92,663         4.0           82,705         4.7
Other                                          481,546        20.8          323,448        18.5
                                           ------------------------------------------------------
Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------
Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Property Type
Apartment                                  $   131,352         5.7 %    $    96,209         5.5 %
Retail                                         966,298        41.8          681,740        38.9
Office building                                641,204        27.7          487,763        27.9
Industrial                                     479,755        20.8          416,354        23.8
Other commercial                                92,729         4.0           68,869         3.9
                                           ------------------------------------------------------

Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------

Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

SFAS 114, Accounting by Creditors for Impairment of a Loan, which was amended by SFAS 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures, requires that an impaired loan be measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral. General American adopted these standards as of January 1, 1995, with no material impact.

Mortgage loans which have been non-income producing for the preceding twelve months were $5.1 million and $25.8 million at December 31, 1996 and 1995, respectively. At December 31, 1996 and 1995, the recorded investment in mortgage loans that were considered impaired under SFAS 114 was $86.5 million and $129.3 million, respectively, with related allowances for credit losses of $8.0 million and $16.9 million, respectively. The average recorded investment in impaired loans during 1996 and 1995 was $107.9 million and $174.9 million, respectively. For the years ended December 31, 1996 and 1995, the Company recognized $6.6 million and $11.9 million, respectively, of interest income on those impaired loans, which included $6.7 million and $12.0 million, respectively, of interest income recognized using the cash basis method of income recognition.

The Company has outstanding mortgage loan commitments as of December 31, 1996 totalling $227.0 million. During 1995, the Company entered into an agreement whereby approximately $109.8 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. In conjunction with this transaction, the Company entered into futures positions to hedge against interest rate risk. The sale of these mortgage loans resulted in a net loss of approximately $.4 million. In addition, the close-out of the futures positions related to this transaction resulted in a net loss of approximately $6.4 million.

Derivatives
The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes. The Company is sensitive to interest rate changes, as its liabilities may reprice or mature before interest-earning assets. The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1996, the Company has eight outstanding interest rate swap agreements which expire at various dates through 2026. Under four of the agreements, the Company receives a fixed rate ranging from 5.8 percent to 6.9 percent on $15.4 million and pays a floating rate based on the London Interbank Offered Rate (LIBOR).

Under the remaining four agreements, the Company receives a floating rate based on LIBOR on $25.0 million and pays a fixed rate ranging from 6.5 percent to 8.3 percent. The estimated fair value of the agreements was a net loss of approximately $2.0 million, which is not recognized in the accompanying consolidated balance sheet. At December 31, 1995 the Company's exposure to derivative financial instruments was not material.

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies.

(4) Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                                     1996                             1995

                                               Carrying         Estimated        Carrying        Estimated
                                                Value           Fair Value        Value          Fair Value
Assets:
  Fixed maturities                          $  6,758,309        6,758,309        5,621,482        5,621,482
  Mortgage loans                               2,273,627        2,354,072        1,709,115        1,825,000
  Real estate                                    203,767          254,387          210,170          259,664
  Equity securities                               20,905           20,905           17,087           17,087
  Policy loans                                 1,917,861        1,917,861        1,707,237        1,707,237
  Short-term investments                          55,594           55,594           36,141           36,141
  Other invested assets                          183,612          183,628          150,885          150,885
  Separate account assets                      2,833,258        2,833,258        2,182,101        2,182,101
Liabilities:
  Policyholder account
   balances relating to
   investment contracts                        5,920,651        5,829,603        5,212,444        5,138,433
  Notes payable                                  295,614          293,913          208,118          215,969
  Separate account liabilities                 2,810,907        2,810,907        2,168,933        2,168,933

(5) Reinsurance

The Company is a major reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                                  1996        1995        1994

Direct                                    $  1,097,340   1,069,248   1,245,112
Assumed                                        827,171     700,152     615,870
Ceded                                        (301,283)   (271,387)   (263,168)
                                          ------------------------------------
Net insurance premiums and
  other considerations                    $  1,623,228   1,498,013   1,597,814
                                          ====================================

Reinsurance assumed represents approximately $160.0 billion, $157.9 billion, and $160.0 billion, of insurance in force at December 31, 1996, 1995, and 1994, respectively. The amount of ceded insurance in force, including retrocession, was $53.2 billion, $48.7 billion, and $46.3 billion, for 1996, 1995, and 1994, respectively.

On July 1, 1995 RGA entered into reinsurance agreements with another company, wherein RGA assumed virtually all of the life, health, and annuity financial reinsurance inforce retained by the other company at that time. RGA simultaneously entered into reinsurance agreements wherein RGA retroceded to various retrocessionaires all of the financial reinsurance assumed under the above clients, while retaining a net risk charge margin.

(6) Federal Income Taxes

Income tax expense (benefit) attributable to income from continuing operations consists of the following (in thousands):

                                                  1996        1995        1994

Current income tax expense                   $  45,902     115,769      61,508
Deferred income tax expense (benefit)           13,992      29,411     (8,839)
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                  1996        1995        1994

Computed "expected" tax expense              $  57,055     135,353      35,796
Increase (decrease) in income tax
   resulting from:
  Surplus tax on mutual life
   insurance companies                           4,777           -      15,674
  Foreign tax rate in excess of
   U.S. tax rate                                   941         763         683
  Tax preferred investment income              (7,318)     (5,784)     (2,660)
  State tax net of federal benefit                 971         292         296
  GAAP/tax basis difference on GenCare               -      15,710           -
  Goodwill amortization                            895         567         609
  Difference in book vs. tax basis in
   domestic subsidiaries                         2,230       1,547           -
  Other, net                                       343     (3,268)       2,271
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Total income taxes were allocated as follows:


                                                    1996        1995        1994

Provision for income taxes from
  continuing operations                        $  59,894     145,180      52,669

Income tax from policyholders' surplus:
  Unrealized holding gain or loss on debt
   and equity securities recognized for
   financial reporting purposes                 (24,612)      99,871    (38,420)
  Other                                          (1,023)           -           -
                                               ---------------------------------
Total income tax                               $  34,259     245,051      14,249
                                               =================================

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands):


                                                                1996        1995

Deferred tax assets:
  Reserve for future policy benefits                      $  138,848     130,043
  Deferred acquisition costs capitalized for tax              95,332      88,099
  Difference in basis of post retirement benefits             13,993           -
  Net operating loss                                          22,789      11,578
  Other, net                                                 106,263     192,305
                                                          ----------------------
Gross deferred tax assets                                    377,225     422,025
  Less valuation allowance                                     1,299         778
                                                          ----------------------

Total deferred tax asset after valuation allowance           375,926     421,247
                                                          ======================

Deferred tax liabilities:
  Unrealized gain on investments                              63,204     109,720
  Deferred acquisition costs capitalized
   for financial reporting                                   246,858     187,709
  Difference in the tax basis of cash
   and invested assets                                        19,222      20,609
  Other, net                                                  89,919     153,600
                                                          ----------------------
Total deferred tax liabilities                               419,203     471,638
                                                          ----------------------

Net deferred liability                                    $   43,277      50,391
                                                          ======================

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

As of December 31, 1996, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries, Genelco's Spanish and Mexican subsidiaries, and International Underwriting Services. As of December 31, 1995, the Company has provided a 100 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating loss and to Genelco's Mexican and Spanish net operating losses. International Underwriting Services' losses are not shown as deferred tax benefits because this subsidiary has had no prior earnings history.

At December 31, 1996, the Company had capital loss carryforwards of $0.9 million. During 1996, 1995, and 1994 the Company paid income taxes totaling approximately $20.7 million, $121.7 million, and $34.4 million, respectively. At December 31, 1996, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $61.4 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(7) Deferred Policy Acquisition Costs

A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):


                                                              1996        1995        1994

Balance at beginning of year                           $   526,939     664,452     587,546
Policy acquisition costs deferred                          206,790     163,218     150,406
Policy acquisition costs amortized                       (182,038)   (176,216)   (138,813)
Interest credited                                           38,944      37,405      33,525
Deferred policy acquisition costs relating
  to change in unrealized (gain) loss on
  investments available for sale                            61,616   (161,920)      31,788
                                                       -----------------------------------
Balance at end of year                                 $   652,251     526,939     664,452
                                                       ===================================


(8) Associate Benefit Plans and Postretirement Benefits

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

Net periodic defined benefit plan costs consist of the following
(in thousands):


                                                  1996        1995        1994

Service cost                                $    5,421       4,074       4,661
Interest                                         8,047       7,160       6,306
Return on plan assets                         (14,207)    (27,984)       3,161
Amortization and deferral                        4,646      19,841    (13,305)
Other                                              192           -           -
                                            ----------------------------------
Pension costs                               $    4,099       3,091         823
                                            ==================================

The following table presents the plans' funded status and amount recognized in the Company's consolidated balance sheets at December 31, 1996 and 1995 based on the actuarial valuations as of December 31, 1996 and 1995 (in thousands):

                                                                1996                     1995

                                               Qualified       Other   Qualified        Other
                                                   Plans       Plans       Plans        Plans

Actuarial present value of
  benefit obligations:
Accumulated benefit obligation,
  including vested benefits of
  $74,223 and $18,560 for 1996 and
  $66,060 and $15,479 for 1995                 $  76,928      26,897      68,411       25,366
                                               ---------    --------     -------     --------
Projected benefit obligation for service
  rendered to date                                92,825      29,726      82,663       27,874
Plan assets at fair value, primarily
  listed stocks and bonds                        128,545                 118,056

Plan assets in excess (less than)
  projected benefit obligations                   35,720    (29,726)      35,393     (27,874)

Unrecognized net transition
  obligation at December 31                                    2,701                    2,538
                                                            --------                 --------
Pension cost funded in advance                 $  35,720                  35,393
                                               =========                 =======
Accrued pension liability                                   (27,025)                 (25,336)
                                                            ========                 ========

Assumptions used for the December 31, 1996 and 1995 projected benefit obligation included a 7.25 percent current discount rate, a 4.50 percent increase rate for future compensation levels, and a 9.25 percent projected return on plan assets.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $8.8 million, $9.2 million, and $1.6 million for 1996, 1995, and 1994, respectively.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree benefit plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $17.8 million and $19.0 million at December 31, 1996 and 1995, respectively. Net postretirement benefit costs for the years ended December 31, 1996, 1995, and 1994 were $5.8, million, $5.4 million, and $5.0 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from difference between actuarial assumptions and actual experience, and amortization of the transition obligation.

Assumptions used were as follows:

                                                               1996       1995

Discount rate in determining benefit obligations               7.25 %     8.25 %
Healthcare cost trend
  First year:
   Indemnity plan                                               9.0       10.0
   HMO plan                                                     8.0        9.0
   Dental plan                                                  9.0       10.0
  Ultimate                                                     5.25       6.00

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 by $5.4 million or 12.9 percent. The aggregate of the service cost and interest cost components of net periodic postretirement benefit cost for 1996 would increase by $.7 million or 16 percent.


(9) Notes Payable

On January 14, 1994, the Company issued surplus notes with a face amount of $107.0 million bearing a 7.625 percent interest rate due in 2024. The notes pay interest on January 15 and July 15 of each year. The notes are not subject to redemption prior to maturity. Payment of principal and interest on the notes may be made only with the approval of the Missouri Director of Insurance.

In December 1996 the Company obtained a note payable for $80.5 million with a financial institution. The note is secured by bonds with a carrying value of $91.6 million. This note bears a fixed interest rate at 5.55 percent and matures on March 27, 1997.

On March 19, 1996, RGA issued 7.25 percent senior notes with a face value of $100.0 million in accordance with Rule 144A of the Securities Act of 1933, as amended. The net proceeds from the offering were approximately $98.9 million, and interest is payable semiannually on April 1 and October 1, with the principal amount due April 1, 2006. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds.
The transfer of funds from the insurance subsidiaries to Reinsurance Group of America, Incorporated is subject to applicable insurance laws and regulations.

On January 8, 1996, RGA Australian Holdings PTY, Limited, a wholly owned subsidiary of RGA, established a $15.9 million unsecured, three month, revolving line of credit. The debt is guaranteed by RGA and is utilized to provide operating capital to RGA Australia. The current outstanding balance is $7.6 million, representing drawdowns of $5.6 million in January 1996 and $2.0 million in July 1996. Principal repayments are due in April 1997 and are expected to be renewed under the terms of the line of credit. Interest is paid every three months at a current rate between 7.03 percent and 7.08 percent.

Interest paid on debt during 1996, 1995, and 1994 amounted to $19.9 million, $9.0 million, and $3.9 million, respectively.

(10) Regulatory Matters

The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, in its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on a statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus, for the years ended and at December 31, 1996, 1995, and 1994, of the Company, as determined in accordance with statutory accounting practices, are as follows (in thousands):


                                                  1996        1995        1994

Net income (loss)                           $   18,464     236,962    (13,875)
Policyholders' surplus                      $  636,260     589,783     496,333

Under the NAIC solvency monitoring program known as Risk-Based Capital (RBC), General American and its insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1996, General American and its subsidiaries exceeded the established minimums in the RBC program. In addition, General American and its subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company's insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) 10 percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.

(11) Lease Commitments

The Company has entered into operating leases for office space and other assets, principally office furniture and equipment. Future minimum lease obligations under noncancelable leases are summarized as follows (in thousands):


Year ended December 31:
     1997                                    $  15,180
     1998                                       13,348
     1999                                       11,869
     2000                                        8,489
     2001                                        6,454
     2002                                        2,622

Operating lease expense totaled $17.0 million, $11.6 million, and $10.4 million in 1996, 1995, and 1994, respectively.

(12) Participating Policies and Dividends to Policyholders

Over 33.9 percent and 33.2 percent of General American's business in force relates to participating policies as of December 31, 1996 and 1995, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.


(13) Contingent Liabilities

From time to time, the Company is subject to insurance-related litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.


(14) Subsequent Events

In January 1997, pursuant to Missouri's Mutual Holding Company Statute and with the approval of its policyholders, General American initiated steps to reorganize and form a mutual holding company structure by (i) forming a mutual insurance holding company under the insurance laws of the State of Missouri, to be named General American Mutual Holding Company (MHC), (ii) forming an intermediate stock holding company under the general corporate laws of the State of Missouri, to be named GenAmerica Corporation (GenAmerica), and (iii) amending and restating the Charter and Articles of Incorporation of General American to authorize the issuance of capital stock and the continuance of its corporate existence as a stock life insurance company under the same name.

All of the shares of the reorganized General American will be, as part of the reorganization, issued to MHC and, shortly after the reorganization, MHC will transfer all such shares to GenAmerica in exchange for all of the shares of GenAmerica. As a result, reorganized General American will be a wholly owned direct subsidiary of GenAmerica which, in turn, will be a wholly owned direct subsidiary of MHC. MHC will at all times, in accordance with the plan of reorganization and as required by the Missouri Mutual Holding Company Statute, directly or indirectly control the reorganized General American through the ownership of at least a majority of the voting shares of the capital stock of reorganized General American or GenAmerica.

          APPENDIX A- Illustrations of Death Benefits and Cash Values

         The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-10 illustrate a Policy issued to a Male, age 35 in a preferred nonsmoker rate class. The tables on pages A-11 through A-19 illustrate a Policy issued to a Male, age 50 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.
         The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

         The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, the investment advisory fee (.60% of aggregate average daily net assets is assumed but the actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust), and administrative expenses incurred.
After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.50%, 4.50%, and 10.50%, respectively. The Prospectuses for General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust should be consulted for details about the nature and extent of their expenses. There is no arrangement for reimbursing the expenses of General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust.

         The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)
         The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.
         Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.



VUL100                              47

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                              MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                     ANNUAL PREMIUM: $1,971

                                                                FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                         GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.50%)

                                                    ======== CURRENT ============       ======= GUARANTEED ==========

 END            AGE         ANNUAL          PREM     SURR        CASH       DEATH        SURR        CASH       DEATH
 OF                         PAYMNT         ACCUM @   VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                          5%
  1              46          1,971          2,069      696       1,227     100,000         396       1,227     100,000
  2              47          1,971          4,242    1,967       2,680     100,000       1,955       2,668     100,000
  3              48          1,971          6,521    3,218       4,081     100,000       3,195       4,058     100,000
  4              49          1,971          8,919    4,431       5,443     100,000       4,397       5,410     100,000
  5              50          1,971         11,435    5,596       6,758     100,000       5,551       6,713     100,000
  6              51          1,971         14,076    6,845       8,026     100,000       6,790       7,971     100,000
  7              52          1,971         16,849    8,079       9,248     100,000       8,003       9,172     100,000
  8              53          1,971         19,761    9,309      10,437     100,000       9,191      10,319     100,000
  9              54          1,971         22,818   10,536      11,593     100,000      10,347      11,403     100,000
 10              55          1,971         26,029   11,773      12,728     100,000      11,460      12,416     100,000
 11              56          1,971         29,399   13,135      13,942     100,000      12,552      13,359     100,000
 12              57          1,971         32,939   14,530      15,172     100,000      13,592      14,234     100,000
 13              58          1,971         36,655   15,908      16,365     100,000      14,566      15,023     100,000
 14              59          1,971         40,557   17,261      17,504     100,000      15,495      15,738     100,000
 15              60          1,971         44,655   18,602      18,602     100,000      16,360      16,360     100,000
 16              61          1,971         48,957   19,646      19,646     100,000      16,882      16,882     100,000
 17              62          1,971         53,474   20,641      20,641     100,000      17,296      17,296     100,000
 18              63          1,971         58,217   21,582      21,582     100,000      17,592      17,592     100,000
 19              64          1,971         63,197   22,463      22,463     100,000      17,752      17,752     100,000
 20              65          1,971         68,426   23,296      23,296     100,000      17,758      17,758     100,000

 25              70          1,971         98,766   26,396      26,396     100,000      14,876      14,876     100,000
 30              75          1,971        137,488   25,138      25,138     100,000       3,979      13,554     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              48

                                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                     MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                            ANNUAL PREMIUM: $1,971

                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                           GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.50%)

                                                    ======== CURRENT ============       ======== GUARANTEED =========

 END            AGE         ANNUAL          PREM      SURR        CASH      DEATH         SURR        CASH      DEATH
 OF                         PAYMNT        ACCUM @    VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                         5%
  1              46          1,971          2,069      789       1,321     100,000         789       1,321     100,000
  2              47          1,971          4,242    2,240       2,952     100,000       2,228       2,940     100,000
  3              48          1,971          6,521    3,766       4,628     100,000       3,741       4,604     100,000
  4              49          1,971          8,919    5,350       6,363     100,000       5,314       6,326     100,000
  5              50          1,971         11,435    6,987       8,149     100,000       6,937       8,099     100,000
  6              51          1,971         14,076    8,810       9,990     100,000       8,746       9,927     100,000
  7              52          1,971         16,849   10,722      11,891     100,000      10,634      11,803     100,000
  8              53          1,971         19,761   12,739      13,867     100,000      12,603      13,731     100,000
  9              54          1,971         22,818   14,864      15,921     100,000      14,650      15,707     100,000
 10              55          1,971         26,029   17,114      18,070     100,000      16,768      17,723     100,000
 11              56          1,971         29,399   19,618      20,425     100,000      18,979      19,786     100,000
 12              57          1,971         32,939   22,294      22,936     100,000      21,259      21,901     100,000
 13              58          1,971         36,655   25,096      25,553     100,000      23,599      24,056     100,000
 14              59          1,971         40,557   28,026      28,269     100,000      26,022      26,265     100,000
 15              60          1,971         44,655   31,101      31,101     100,000      28,518      28,518     100,000
 16              61          1,971         48,957   34,047      34,047     100,000      30,815      30,815     100,000
 17              62          1,971         53,474   37,118      37,118     100,000      33,154      33,154     100,000
 18              63          1,971         58,217   40,322      40,322     100,000      35,537      35,537     100,000
 19              64          1,971         63,197   43,663      43,663     100,000      37,959      37,959     100,000
 20              65          1,971         68,426   47,162      47,162     100,000      40,415      40,415     100,000

 25              70          1,971         98,766   67,557      67,557     100,000      53,317      53,317     100,000
 30              75          1,971        137,488   93,859      93,859     121,383      56,060      56,060     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              49

                                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                  MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                         ANNUAL PREMIUM: $1,971

                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.50%)

                                                    ========= CURRENT ==========        ======== GUARANTEED =========

END            AGE          ANNUAL         PREM    SURR       CASH         DEATH       SURR        CASH        DEATH
 OF                         PAYMNT        ACCUM @  VALUE      VALUE       BENEFIT      VALUE       VALUE      BENEFIT
YEAR                                        5%
 1              46          1,971          2,069      883       1,414     100,000         883       1,414     100,000
 2              47          1,971          4,242    2,524       3,237     100,000       2,512       3,225     100,000
 3              48          1,971          6,521    4,359       5,222     100,000       4,334       5,196     100,000
 4              49          1,971          8,919    6,387       7,400     100,000       6,347       7,360     100,000
 5              50          1,971         11,435    8,619       9,781     100,000       8,563       9,725     100,000
 6              51          1,971         14,076   11,211      12,391     100,000      11,137      12,318     100,000
 7              52          1,971         16,849   14,087      15,256     100,000      13,984      15,153     100,000
 8              53          1,971         19,761   17,289      18,417     100,000      17,133      18,261     100,000
 9              54          1,971         22,818   20,852      21,909     100,000      20,609      21,665     100,000
10              55          1,971         26,029   24,823      25,779     100,000      24,438      25,393     100,000
11              56          1,971         29,399   29,381      30,188     100,000      28,681      29,487     100,000
12              57          1,971         32,939   34,493      35,135     100,000      33,354      33,996     100,000
13              58          1,971         36,655   40,163      40,620     100,000      38,500      38,956     100,000
14              59          1,971         40,557   46,454      46,697     100,000      44,196      44,439     100,000
15              60          1,971         44,655   53,448      53,448     100,000      50,501      50,501     100,000
16              61          1,971         48,957   60,949      60,949     100,000      57,219      57,219     100,000
17              62          1,971         53,474   69,297      69,297     100,000      64,683      64,683     100,000
18              63          1,971         58,217   78,599      78,599     100,000      73,000      73,000     100,000
19              64          1,971         63,197   88,930      88,930     110,274      82,292      82,292     102,042
20              65          1,971         68,426  100,356     100,356     122,434      92,568      92,568     112,934

25              70          1,971         98,766  179,007     179,007     207,649     161,336     161,336     187,149
30              75          1,971        137,488  309,148     309,148     330,788     272,249     272,249     291,307

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              50

                                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                           ANNUAL PREMIUM: $5,886

                                                                  FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                            GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.50%)

                                                   ========== CURRENT ===========      ========= GUARANTEED =========
END            AGE          ANNUAL          PREM   SURR        CASH        DEATH       SURR        CASH        DEATH
 OF                         PAYMNT        ACCUM @  VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
YEAR                                         5%
 1              46          5,886          6,180    4,089       4,950     104,884       4,089       4,950     104,884
 2              47          5,886         12,669    8,756      10,064     109,650       8,744      10,052     109,342
 3              48          5,886         19,483   13,310      15,065     114,290      13,286      15,042     113,698
 4              49          5,886         26,637   17,951      19,968     118,829      17,916      19,933     117,950
 5              50          5,886         34,149   22,745      24,762     123,279      22,698      24,715     122,095
 6              51          5,886         42,037   27,633      29,448     127,654      27,575      29,391     126,133
 7              52          5,886         50,319   32,415      34,029     131,944      32,335      33,948     130,054
 8              53          5,886         59,015   37,105      38,517     136,160      36,979      38,391     133,855
 9              54          5,886         68,146   41,704      42,915     140,294      41,497      42,707     137,528
10              55          5,886         77,734   46,226      47,234     144,344      45,879      46,888     141,065
11              56          5,886         87,801   50,855      51,662     148,576      50,128      50,934     144,462
12              57          5,886         98,371   55,455      56,097     152,764      54,208      54,850     147,714
13              58          5,886        109,470   59,986      60,443     156,860      58,155      58,612     150,817
14              59          5,886        121,123   64,440      64,683     160,876      61,992      62,234     153,768
15              60          5,886        133,360   68,830      68,830     164,813      65,696      65,696     156,560
16              61          5,886        146,208   72,867      72,867     168,636      68,988      68,988     159,184
17              62          5,886        159,699   76,801      76,801     172,347      72,101      72,101     161,627
18              63          5,886        173,864   80,625      80,625     175,935      75,024      75,024     163,872
19              64          5,886        188,737   84,331      84,331     179,389      77,739      77,739     165,901
20              65          5,886        204,354   87,932      87,932     182,711      80,223      80,223     167,695

25              70          5,886        294,963  104,218     104,218     197,006      88,700      88,700     172,675
30              75          5,886        410,605  113,833     113,833     206,252      88,291      88,291     168,824

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              51

                                       GENERAL AMERICAN LIFE INSURANCE COMPANY
                                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                           ANNUAL PREMIUM: $5,886

                                                                FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.50%)

                                                   ========== CURRENT ===========       ========= GUARANTEED ========

END            AGE         ANNUAL       PREM         SURR        CASH      DEATH        SURR        CASH       DEATH
 OF                        PAYMNT     ACCUM @       VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                     5%
 1              46          5,886       6,180       4,409       5,270     105,270       4,409       5,270     105,270
 2              47          5,886      12,669       9,715      11,023     111,023       9,703      11,011     111,011
 3              48          5,886      19,483      15,243      16,998     116,998      15,218      16,973     116,973
 4              49          5,886      26,637      21,200      23,218     123,218      21,162      23,179     123,179
 5              50          5,886      34,149      27,663      29,680     129,680      27,611      29,628     129,628
 6              51          5,886      42,037      34,582      36,397     136,397      34,515      36,331     136,331
 7              52          5,886      50,319      41,767      43,380     143,380      41,672      43,286     143,286
 8              53          5,886      59,015      49,241      50,653     150,653      49,093      50,505     150,505
 9              54          5,886      68,146      57,018      58,228     158,228      56,778      57,989     157,989
10              55          5,886      77,734      65,124      66,133     166,133      64,727      65,736     165,736
11              56          5,886      87,801      73,801      74,608     174,608      72,951      73,758     173,758
12              57          5,886      98,371      82,926      83,568     183,568      81,426      82,068     182,068
13              58          5,886     109,470      92,465      92,922     192,922      90,198      90,655     190,655
14              59          5,886     121,123     102,426     102,669     202,669      99,300      99,543     199,543
15              60          5,886     133,360     112,840     112,840     212,840     108,721     108,721     208,721
16              61          5,886     146,208     123,438     123,468     223,468     118,191     118,191     218,191
17              62          5,886     159,699     134,487     134,487     234,487     127,953     127,953     227,953
18              63          5,886     173,864     146,002     146,002     246,002     138,009     138,009     238,009
19              64          5,886     188,737     157,996     157,996     257,996     148,346     148,346     248,346
20              65          5,886     204,354     170,504     170,504     270,504     158,955     158,955     258,955

25              70          5,886     294,963     241,998     241,998     341,998     215,837     215,837     315,837
30              75          5,886     410,605     326,255     326,255     425,255     277,300     277,300     377,300

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              52

                                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                           ANNUAL PREMIUM: $5,886

                                                               FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                        GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.50%)

                                                   ========== CURRENT ===========       ========= GUARANTEED ========

END            AGE         ANNUAL       PREM         SURR        CASH      DEATH        SURR        CASH       DEATH
 OF                        PAYMNT     ACCUM @       VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                     5%
 1              46          5,886       6,180       4,730       5,590     105,590       4,730       5,590     105,590
 2              47          5,886      12,669      10,713      12,021     112,021      10,701      12,008     112,008
 3              48          5,886      19,483      17,334      19,089     119,089      17,308      19,063     119,063
 4              49          5,886      26,637      24,857      26,874     126,874      24,815      26,833     126,833
 5              50          5,886      34,149      33,422      35,439     135,439      33,363      35,380     135,380
 6              51          5,886      42,037      43,051      44,866     144,866      42,973      44,788     144,788
 7              52          5,886      50,319      53,631      55,245     155,245      53,520      55,134     155,134
 8              53          5,886      59,015      65,276      66,688     166,688      65,103      66,515     166,515
 9              54          5,886      68,146      78,098      79,308     179,308      77,818      79,029     179,029
10              55          5,886      77,734      92,233      93,241     193,241      91,772      92,781     192,781
11              56          5,886      87,801     108,106     108,913     208,913     107,095     107,902     207,902
12              57          5,886      98,371     125,741     126,383     226,383     123,894     124,536     224,536
13              58          5,886     109,470     145,247     145,704     245,704     142,359     142,816     242,816
14              59          5,886     121,123     166,812     167,055     267,055     162,686     162,929     262,929
15              60          5,886     133,360     190,668     190,668     290,668     185,041     185,041     285,041
16              61          5,886     146,208     216,769     216,769     316,769     209,350     209,350     309,350
17              62          5,886     159,699     245,632     245,632     345,632     236,074     236,074     336,074
18              63          5,886     173,864     277,548     277,548     377,548     265,456     265,456     365,456
19              64          5,886     188,737     312,837     312,837     412,837     297,750     297,750     397,750
20              65          5,886     204,354     351,875     351,875     451,875     333,236     333,236     433,236

25              70          5,886     294,963     621,056     621,056     721,056     570,903     570,903     670,903
30              75          5,886     410,605   1,065,558   1,065,558   1,165,558     951,946     951,946   1,051,946

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              53

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                ANNUAL PREMIUM: $1,282

                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.50%)

                                                    ========= CURRENT ===========       ======== GUARANTEED =========

END            AGE         ANNUAL          PREM      SURR        CASH      DEATH        SURR        CASH       DEATH
 OF                        PAYMNT        ACCUM @    VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                        5%
 1              46          1,282          1,346      185         570     100,000         185         570     100,000
 2              47          1,282          2,760      781       1,372     100,000         769       1,360     100,000
 3              48          1,282          4,244    1,424       2,129     100,000       1,401       2,106     100,000
 4              49          1,282          5,802    2,053       2,855     100,000       2,018       2,821     100,000
 5              50          1,282          7,439    2,639       3,539     100,000       2,594       3,494     100,000
 6              51          1,282          9,157    3,284       4,182     100,000       3,227       4,125     100,000
 7              52          1,282         10,961    3,907       4,784     100,000       3,829       4,705     100,000
 8              53          1,282         12,855    4,522       5,357     100,000       4,400       5,235     100,000
 9              54          1,282         14,844    5,128       5,903     100,000       4,929       5,703     100,000
10              55          1,282         16,933    5,738       6,432     100,000       5,407       6,101     100,000
11              56          1,282         19,126    6,443       7,037     100,000       5,835       6,429     100,000
12              57          1,282         21,428    7,183       7,658     100,000       6,214       6,688     100,000
13              58          1,282         23,846    7,907       8,243     100,000       6,522       6,858     100,000
14              59          1,282         26,384    8,597       8,775     100,000       6,772       6,950     100,000
15              60          1,282         29,050    9,265       9,265     100,000       6,942       6,942     100,000
16              61          1,282         31,849    9,698       9,698     100,000       6,823       6,823     100,000
17              62          1,282         34,787   10,080      10,080     100,000       6,584       6,584     100,000
18              63          1,282         37,873   10,404      10,404     100,000       6,212       6,212     100,000
19              64          1,282         41,113   10,663      10,663     100,000       5,683       5,683     100,000
20              65          1,282         44,515   10,867      10,867     100,000       4,974       4,974     100,000

25              70          1,282         64,252   10,552      10,552     100,000           0           0           0
30              75          1,282         89,442    4,739       4,739     100,000           0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              54

                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                ANNUAL PREMIUM: $1,282

                                                                FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.50%)

                                                    ========= CURRENT ===========      ========= GUARANTEED ========

END            AGE         ANNUAL          PREM      SURR        CASH      DEATH        SURR        CASH       DEATH
OF                         PAYMNT        ACCUM @    VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                        5%
 1              46          1,282          1,346      238         623     100,000         238         623     100,000
 2              47          1,282          2,760      932       1,523     100,000         920       1,511     100,000
 3              48          1,282          4,244    1,725       2,430     100,000       1,700       2,406     100,000
 4              49          1,282          5,802    2,556       3,359     100,000       2,518       3,321     100,000
 5              50          1,282          7,439    3,397       4,297     100,000       3,346       4,246     100,000
 6              51          1,282          9,157    4,350       5,248     100,000       4,284       5,182     100,000
 7              52          1,282         10,961    5,335       6,211     100,000       5,243       6,119     100,000
 8              53          1,282         12,855    6,365       7,200     100,000       6,223       7,058     100,000
 9              54          1,282         14,844    7,443       8,217     100,000       7,215       7,989     100,000
10              55          1,282         16,933    8,580       9,274     100,000       8,206       8,900     100,000
11              56          1,282         19,126    9,876      10,470     100,000       9,199       9,793     100,000
12              57          1,282         21,428   11,277      11,752     100,000      10,193      10,667     100,000
13              58          1,282         23,846   12,735      13,071     100,000      11,166      11,502     100,000
14              59          1,282         26,384   14,234      14,412     100,000      12,130      12,308     100,000
15              60          1,282         29,050   15,789      15,789     100,000      13,062      13,062     100,000
16              61          1,282         31,849   17,189      17,189     100,000      13,754      13,754     100,000
17              62          1,282         34,787   18,620      18,620     100,000      14,371      14,371     100,000
18              63          1,282         37,873   20,078      20,078     100,000      14,899      14,899     100,000
19              64          1,282         41,113   21,561      21,561     100,000      15,313      15,313     100,000
20              65          1,282         44,515   23,079      23,079     100,000      15,589      15,589     100,000

25              70          1,282         64,252   30,998      30,998     100,000      13,945      13,945     100,000
30              75          1,282         89,442   37,217      37,217     100,000       2,455       2,455     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              55

                                              GENERAL AMERICAN LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                         MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                ANNUAL PREMIUM: $1,282

                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.50%)

                                                    ========== CURRENT ==========       ======== GUARANTEED ========

END            AGE         ANNUAL         PREM       SURR        CASH      DEATH        SURR        CASH       DEATH
OF                         PAYMNT       ACCUM @     VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
YEAR                                       5%
 1              46          1,282         1,346       292         677     100,000         292         677     100,000
 2              47          1,282         2,760     1,090       1,681     100,000       1,078       1,669     100,000
 3              48          1,282         4,244     2,052       2,758     100,000       2,026       2,732     100,000
 4              49          1,282         5,802     3,125       3,928     100,000       3,084       3,887     100,000
 5              50          1,282         7,439     4,289       5,189     100,000       4,232       5,132     100,000
 6              51          1,282         9,157     5,656       6,554     100,000       5,581       6,479     100,000
 7              52          1,282        10,961     7,158       8,035     100,000       7,051       7,927     100,000
 8              53          1,282        12,855     8,821       9,656     100,000       8,656       9,490     100,000
 9              54          1,282        14,844    10,660      11,434     100,000      10,397      11,171     100,000
10              55          1,282        16,933    12,705      13,399     100,000      12,281      12,974     100,000
11              56          1,282        19,126    15,080      15,674     100,000      14,322      14,916     100,000
12              57          1,282        21,428    17,759      18,233     100,000      16,540      17,015     100,000
13              58          1,282        23,846    20,717      21,053     100,000      18,935      19,271     100,000
14              59          1,282        26,384    23,972      24,149     100,000      21,540      21,718     100,000
15              60          1,282        29,050    27,567      27,567     100,000      24,363      24,363     100,000
16              61          1,282        31,849    31,332      31,332     100,000      27,226      27,226     100,000
17              62          1,282        34,787    35,494      35,494     100,000      30,330      30,330     100,000
18              63          1,282        37,873    40,098      40,098     100,000      33,706      33,706     100,000
19              64          1,282        41,113    45,198      45,198     100,000      37,380      37,380     100,000
20              65          1,282        44,515    50,865      50,865     100,000      41,387      41,387     100,000

25              70          1,282        64,252    89,727      89,727     140,526      68,441      68,441     107,189
30              75          1,282        89,442   150,036     150,036     211,899     109,485     109,485     154,628

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.


VUL100                              56

                            APPENDIX B
                     Target Premium Factors
                   per Thousand of Face Amount

                          Male Smoker

   Age             Factor                   Age              Factor
   20               4.55                     51               23.47
   21               4.72                     52               25.05
   22               4.90                     53               26.70
   23               5.09                     54               28.36
   24               5.29                     55               30.00
   25               5.51                     56               32.08
   26               5.55                     57               33.84
   27               5.59                     58               35.36
   28               5.63                     59               36.72
   29               5.67                     60               38.00
   30               5.71                     61               38.61
   31               6.14                     62               39.63
   32               6.50                     63               41.05
   33               6.82                     64               42.84
   34               7.12                     65               45.00
   35               7.40                     66               47.97
   36               7.86                     67               51.45
   37               8.35                     68               55.44
   38               8.87                     69               59.96
   39               9.41                     70               65.00
   40              10.00                     71               69.47
   41              10.66                     72               73.83
   42              11.45                     73               77.96
   43              12.37                     74               81.72
   44              13.42                     75               85.00
   45              14.60                     76               89.33
   46              15.92                     77               94.09
   47              17.33                     78               99.45
   48              18.82                     79              105.67
   49              20.38                     80              113.00
   50              22.00

                            APPENDIX B

                      Target Premium Factors
                   per Thousand of Face Amount

                         Male Nonsmoker


   Age             Factor                    Age              Factor
   0                2.25
   1                2.31                     41                9.77
   2                2.38                     42               10.63
   3                2.45                     43               11.55
   4                2.53                     44               12.54
   5                2.62                     45               12.75
   6                2.71                     46               13.40
   7                2.81                     47               14.05
   8                2.92                     48               14.70
   9                3.03                     49               15.35
   10               3.15                     50               16.00
   11               3.28                     51               16.80
   12               3.41                     52               17.60
   13               3.54                     53               18.40
   14               3.68                     54               19.20
   15               3.82                     55               20.00
   16               3.96                     56               21.80
   17               4.10                     57               23.60
   18               4.25                     58               25.40
   19               4.40                     59               27.20
   20               4.55                     60               29.00
   21               4.72                     61               30.60
   22               4.90                     62               32.20
   23               5.09                     63               33.80
   24               5.29                     64               35.40
   25               5.51                     65               37.00
   26               5.55                     66               40.80
   27               5.59                     67               44.60
   28               5.63                     68               48.40
   29               5.67                     69               52.20
   30               5.71                     70               56.00
   31               6.14                     71               60.00
   32               6.50                     72               64.00
   33               6.82                     73               68.00
   34               7.12                     74               72.00
   35               7.40                     75               76.00
   36               7.54                     76               82.22
   37               7.78                     77               88.44
   38               8.12                     78               94.67
   39               8.53                     79              100.89
   40               9.00                     80              107.11

                           APPENDIX B

                     Target Premium Factors
                  per Thousand of Face Amount

                         Female Smoker

   Age            Factor                     Age             Factor
   20              3.25
   21              3.38                      51               17.35
   22              3.49                      52               18.65
   23              3.59                      53               19.91
   24              3.68                      54               21.09
   25              3.75                      55               22.20
   26              3.77                      56               23.44
   27              3.79                      57               24.72
   28              3.81                      58               26.06
   29              3.83                      59               27.48
   30              3.85                      60               29.00
   31              3.88                      61               30.60
   32              3.91                      62               32.27
   33              3.94                      63               34.02
   34              3.97                      64               35.89
   35              4.00                      65               37.90
   36              4.22                      66               40.08
   37              4.46                      67               42.46
   38              4.74                      68               45.05
   39              5.08                      69               47.90
   40              5.50                      70               51.00
   41              5.87                      71               54.40
   42              6.41                      72               58.10
   43              7.13                      73               62.11
   44              7.99                      74               66.42
   45              9.00                      75               70.74
   46             10.27                      76               75.25
   47             11.62                      77               80.07
   48             13.03                      78               85.21
   49             14.49                      79               90.74
   50             16.00                      80               96.00


                            APPENDIX B

                      Target Premium Factors
                   per Thousand of Face Amount

                        Female Nonsmoker

  Age             Factor                    Age               Factor
  0                1.90                      41                9.67
  1                1.95                      42               10.13
  2                1.99                      43               10.64
  3                2.06                      44               11.21
  4                2.12                      45               11.84
  5                2.19                      46               12.44
  6                2.27                      47               13.05
  7                2.34                      48               13.72
  8                2.43                      49               14.42
  9                2.52                      50               15.11
  10               2.62                      51               15.44
  11               2.72                      52               15.98
  12               2.83                      53               16.69
  13               2.95                      54               17.54
  14               3.06                      55               18.50
  15               3.17                      56               20.06
  16               3.24                      57               21.50
  17               3.31                      58               22.87
  18               3.38                      59               24.21
  19               3.45                      60               25.59
  20               3.50                      61               26.37
  21               4.00                      62               27.34
  22               4.17                      63               28.47
  23               4.35                      64               29.76
  24               4.53                      65               31.20
  25               4.65                      66               33.34
  26               4.77                      67               35.88
  27               4.89                      68               38.87
  28               5.01                      69               42.34
  29               5.13                      70               46.35
  30               5.25                      71               49.46
  31               5.65                      72               52.82
  32               6.06                      73               56.43
  33               6.49                      74               60.33
  34               6.92                      75               64.48
  35               7.36                      76               68.92
  36               7.71                      77               73.68
  37               8.08                      78               78.83
  38               8.48                      79               84.24
  39               8.89                      80               90.08
  40               9.28

                            PART II

                  UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     RULE 484 UNDERTAKING


     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.


     In accordance with Missouri law, General American's Board of
Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

     "BE IT RESOLVED THAT

     1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Reasonableness of Fees and Charges

General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                  CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:

     The facing sheet.

     The Prospectus, consisting of 120 pages.

     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.

     Reasonableness of Fees and Charges.

     The signatures.
     The following exhibits:

1. The following exhibits correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2:

     (1)  Resolution of the Board of Directors of General
          American authorizing establishment of the Separate
          Account. <F1>

     (2)  Not applicable.

     (3)  (a)  Principal Underwriting Agreement. <F1>

          (b)  Proposed form of Selling Agreement. <F1>

          (c)  Commission Schedule. <F1>

     (4)  Not applicable.

     (5)  (a)  Proposed form of Policy and Policy Riders. <F1>

     (6) (a) Amended Charter and Articles of Incorporation of General American. <F1>

          (b)  Amended By-Laws of General American. <F1>

     (7)  Not applicable.

     (8)  (a)  Form of Agreement to Purchase Shares of General
               American Capital Company. <F1>

          (b)  Form of Participation Agreement with Variable
               Insurance Products Fund. <F2>

          (c)  Form of Participation Agreement with Van Eck
               Investment Trust. <F1>

          (d)  General American's Undertaking pursuant to Rule
               27d-2 is included as part of the Principal
               Underwriting Agreement(see Exhibit 1.(3)(a)). <F1>

          (e)  Form of Notice of Right of Cancellation and
               Refund. <F2>

          (f)  Form of Participation Agreement with Variable
               Insurance Products Fund II. <F2>

     (9)  Not applicable

     (10) (a)  Proposed form of Application for Policy. <F2>

          (b)  Proposed form of Application for Policy
               (Simplified Issue). <F2>

     (11) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy. <F2>


2.   See Exhibit 1.(5).

3.   Opinion of Robert J. Banstetter, General Counsel of General
     American. <F1>

4.   Not applicable.

5.   Not applicable.

6.   Opinion and Consent of Alan J. Hobbs, FSA, MAAA, LLIF. <F2>

7.   (a)  Written consent of Robert J. Banstetter, Esq.(see
          Exhibit 3.).  <F1>

     (b)  Written consent of Alan J. Hobbs (see Exhibit 6.). <F2>

     (c)  Written consent of KPMG Peat Marwick LLP, Independent
          Certified Public Accountants. <F3>


[FN]

   <F1>   Incorporated herein by reference to the initial
          Registration Statement (file no. 33-84104) filed on
          September 15, 1994.

   <F2>   Incorporated herein by reference to Pre-Effective
          Amendment No. 1 (file no. 33-84104) filed on
          January 23, 1995.

   <F3>   Filed herewith.

                             SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 23rd day of April, 1997.




                                   General American Separate
                                   Account Eleven
(Seal)
                                   General American Life
                                   Insurance Company



Attest: /s/ Robert J. Banstetter   /s/ Richard A. Liddy
       ------------------------    --------------------
       Robert J. Banstetter,       Richard A. Liddy,

       Secretary                   President

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                    TITLE                     Date

/s/ Richard A. Liddy                                   4/23/97
--------------------
Richard A. Liddy             Chairman, President and
                             Chief Executive Officer
                             (Principal Executive
                             Officer)


/s/ John W. Barber                                     4/23/97
------------------
John W. Barber               Vice President and
                             Controller (Principal
                             Accounting Officer and
                             Principal Financial
                             Officer)



------------------------
August A. Busch, III<F*>     Director


------------------------
William E. Cornelius<F*>     Director


------------------------
John C. Danforth<F*>         Director


------------------------
Bernard A. Edison<F*>        Director



/s/ Richard A. Liddy                                   4/23/97
--------------------
Richard A. Liddy             Director





Signature                    Title                      Date

------------------------
William E. Maritz<F*>        Director


------------------------
Craig D. Schnuck<F*>         Director


------------------------
William P. Stiritz<F*>       Director


------------------------
Andrew C. Taylor<F*>         Director


------------------------
H Edwin Trusheim<F*>         Director


------------------------
Robert L. Virgil, Jr.<F*>    Director


------------------------
Virginia V. Weldon<F*>       Director



------------------------
Ted C. Wetterau<F*>          Director



By: /s/ Matthew P. McCauley
   ------------------------
   Matthew P. McCauley                                  4/23/97

<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance
Company are on file with the Securities and Exchange Commission.

                    INDEX TO EXHIBITS


                                                                Source
Exhibit                                                         or Page
Number                   Description                            Number

7.         (c) Written consent of KPMG Peat Marwick LLP,
               Independent Certified Public Accountants.
